                                Lease Agreement
                           (NNN Tenant Improvements)
                            Basic Lease Information

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Lease Date:                        October 18, 1999

Landlord:                          WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP,
                                   a Delaware limited partnership

Landlord's Address:                c/o Legacy Partners Commercial, Inc.
                                   101 Lincoln Centre Drive, Fourth Floor
                                   Foster City, California 94404-1167

Tenant:                            Genesis Microchip Corporation,
                                   a California corporation

Tenant's Address:                  1871 Landings Drive
                                   Mountain View, California 94043
                                   Changing to:  2150 Gold Street, San Jose, CA effective on the Commencement Date.

Premises:                          Approximately 52,165 rentable square feet as shown on Exhibit A
                                                                                         ---------

Premises Address:                  2150 Gold Street
                                   San Jose, California 95002

                                   Building C:                   Approximately 52,165  rentable square feet
                                   Lot:                          APN 015-34-27, 015-34-28, 015-34-77, 015-34-78
                                   Park: Legacy TechPark @ 237:  Approximately 302,186 rentable square feet

Term: March 1, 2000 ("Commencement Date"), through February 28, 2007 ("Expiration Date")

Base Rent ((P)3):                  Ninety Three Thousand Eight Hundred Ninety-Seven and 00/100 Dollars ($93,897.00)
                                   per month commencing the Commencement Date through February 28, 2001.

Adjustments to Base Rent:          Effective March 1, 2001, the Base Rent shall increase to $96,505.25 per month ($1.85
                                   NNN per rentable sf)
                                   Effective March 1, 2002, the Base Rent shall increase to $99,113.50 per month ($1.90
                                   NNN per rentable sf)
                                   Effective March 1, 2003, the Base Rent shall increase to $101,721.75 per month ($1.95
                                   NNN per rentable sf)
                                   Effective March 1, 2004, the Base Rent shall increase to $104,330.00 per month ($2.00
                                   NNN per rentable sf)
                                   Effective March 1, 2005, the Base Rent shall increase to $106,938.25 per month ($2.05
                                   NNN per rentable sf)
                                   Effective March 1, 2006, the Base Rent shall increase to $109,546.50 per month ($2.10
                                   NNN per rentable sf)
                                   The foregoing schedule is subject to adjustment as provided in Section 2 herein.

Advance Rent ((P)3):               One Hundred Seven Thousand Nine Hundred Eighteen and 95/100 Dollars ($107,918.95)

Security Deposit ((P)4):           One Hundred Nine Thousand Five Hundred Forty-Six and 50/100 Dollars ($109,546.50)
                                   subject to Section 4 herein.

*Tenant's Share of Operating Expenses ((P)6.1):         17.26% of the Park
*Tenant's Share of Tax Expenses ((P)6.2):               17.26% of the Park
*Tenant's Share of Common Area Utility Costs ((P)7.2):  17.26% of the Park
*Tenant's Share of Utility Expenses ((P)7.1):           100% of the Building
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses ((P)9):             The Premises shall be used solely for the design, research and development, sales, and light manufacturing of electronic products and services and other incidental uses and for no other purposes without Landlord's prior written consent, but only to the extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof

Parking Spaces:                    One hundred ninety-one (191) non-exclusive and non-designated spaces

Broker ((P)33):                    Colliers International for Tenant BT Commercial for Landlord

Exhibits:                          Exhibit A -  Premises, Building, Lot and/or Park
                                   Exhibit B -  Tenant Improvements
                                   Exhibit C -  Rules and Regulations
                                   Exhibit D -  Covenants, Conditions and Restrictions
                                   Exhibit E -  Tenant's Initial Hazardous Materials Disclosure Certificate
                                   Exhibit F -  Change of Commencement Date - Example
                                   Exhibit G -  Sign Criteria
                                   Exhibit H -  Subordination and Non Disturbance Agreement
                                   Exhibit J -  Guaranty

Addenda:                           Addendum 1     Option to Extend the Lease
                                   Addendum 2     Right of First Offer
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                                       1

                               Table of Contents

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Section                                                                              Page
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1.   Premises.........................................................................  1
2.   Occupancy; Adjustment of Commencement Date.......................................  1
3.   Rent.............................................................................  1
4.   Security Deposit.................................................................  2
5.   Condition of Premises; Tenant Improvements.......................................  2
6.   Additional Rent..................................................................  2
7.   Utilities and Services...........................................................  4
8.   Late Charges.....................................................................  5
9.   Use of Premises..................................................................  5
10.  Alterations; and Surrender of Premises...........................................  6
11.  Repairs and Maintenance..........................................................  6
12.  Insurance........................................................................  7
13.  Limitation of Liability and Indemnity............................................  8
14.  Assignment and Subleasing........................................................  8
15.  Subordination.................................................................... 10
16.  Right of Entry................................................................... 11
17.  Estoppel Certificate............................................................. 11
18.  Tenant's Default................................................................. 11
19.  Remedies for Tenant's Default.................................................... 11
20.  Holding Over..................................................................... 12
21.  Landlord's Default............................................................... 12
22.  Parking.......................................................................... 12
23.  Transfer of Landlord's Interest.................................................. 12
24.  Waiver........................................................................... 13
25.  Casualty Damage.................................................................. 13
26.  Condemnation..................................................................... 14
27.  Environmental Matters/Hazardous Materials........................................ 14
28.  Financial Statements............................................................. 16
29.  General Provisions:.............................................................. 16
30.  Signs............................................................................ 17
31.  Mortgagee Protection............................................................. 17
32.  Warranties of Tenant............................................................. 18
33.  Brokerage Commission............................................................. 18
34.  Quiet Enjoyment.................................................................. 18
35.  Satellite Dish................................................................... 18
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

                            NNN Tenant Improvements
                                Lease Agreement


The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.  Premises

Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Tenant shall have the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of each of the Premises, the Building, the Phase (if any) and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information. Tenant further agrees that the number of rentable square feet of any of the Building, the Phase (if any) and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change. The term "Project" as used herein shall mean and collectively refer to the Building, the Common Areas, the Lot, the Phase (if any) and the Park.

2.  Occupancy; Adjustment of Commencement Date

  2.1 If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Commencement Date in the condition specified in
Section 5 hereof, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Term of this Lease and the obligation to pay Rent shall commence on the date possession is actually tendered to Tenant and the Expiration Date shall be extended commensurately. If the commencement date and/or the expiration date of this Lease is other than the Commencement Date and Expiration Date specified in the Basic Lease Information, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify
                             ---------
the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any valid extension(s) thereof.

  The term of the Lease commences on the Commencement Date, which shall be fourteen (14) days after the date the "Tenant Improvements" (as defined in Exhibit B to the Lease) have been "Substantially Completed" (as such terms are defined in Exhibit B to the Lease); provided, however, that Landlord shall notify Tenant at least 10 days prior to the date the Tenant Improvements will be Substantially Completed and Tenant shall have the right to enter the Premises from and after the date the Tenant Improvements have been Substantially Completed as provided in Section 2.3 of the Lease and Section 12 of Exhibit B to the Lease. The Expiration Date shall expire seven (7) years after the Commencement Date.

  2.2 Within fifteen (15) business days after the Substantial Completion of the Tenant Improvements, representatives of Landlord and Tenant shall make a joint inspection of the Tenant Improvements and the results of such inspection shall be set forth in a written list specifying the incomplete items as well as those items for which corrections need to be made (the "Punchlist Items"). Landlord and Tenant shall promptly (by no later than fifteen (15) business days thereafter) and in good faith approve the written list of Punchlist Items. Landlord shall use commercially reasonable efforts to cause the Punchlist Items to be promptly completed and/or corrected, as applicable. The performance of the work associated with the Punchlist Items shall be performed in such a manner so as not to preclude or unreasonably interfere with Tenant's ability to conduct its operations in the Premises. Upon the completion of the Punchlist Items, to Tenant's reasonable satisfaction, Tenant shall promptly notify Landlord in writing that such items have been completed to Tenant's reasonable satisfaction. In addition to the Punchlist Items, Landlord shall also use commercially reasonable efforts to cause the general contractor to correct any other patent deficiencies or defects in the Tenant Improvements during the thirty (30) day period following Substantial Completion of the Tenant Improvements. If Tenant fails to timely deliver to Landlord any such written notice of the aforementioned patent deficiencies or defects within said 30-day period, Landlord shall have no obligation to perform any such work thereafter, subject to the warranties outlined in Section 5 herein.

  2.3 Landlord shall permit Tenant to enter the Premises prior to the actual Commencement Date for the limited purpose of performing the Tenant's Pre-Occupancy Work (defined in Exhibit B hereto). Landlord shall consult with its
                           ---------
general contractor and shall notify Tenant, in writing, of the date on which Tenant may commence such limited purpose entry. In no event may Tenant conduct its business or operations from the Premises until after the Commencement Date. Such entry and occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including the requirement to perform all of Tenant's obligations hereunder, including without limitation, the requirement to pay the Advance Rent, the Rent (except as set forth in the Basic Lease Information) and the Security Deposit, and to obtain the insurance and deliver insurance certificates as required pursuant to Section 12 of this Lease. In addition to the foregoing and the provisions of Exhibit B hereto regarding such early entry
                                    ---------
and occupancy, Landlord shall have the right to impose additional reasonable conditions with respect thereto. If, at any time, Tenant is in material default of any term, condition or provision of this Lease beyond any applicable cure period, any such waiver by Landlord of Tenant's requirement to pay Rent shall be null and void and Tenant shall immediately pay to Landlord all Rent so waived by Landlord.

  The March 1, 2000 date included as the Commencement Date in the Basic Lease Provisions is the date estimated by Landlord that the Tenant Improvements will be Substantially Completed (herein referred to as the "Estimated Commencement Date"). If the Commencement Date does not occur within 180 days after the Estimated Commencement Date for any reason other than a Tenant Delay (as defined in Exhibit B), then Tenant shall have the right, but not the obligation, to terminate the Lease by written notice to Landlord and any monies previously paid by Tenant to Landlord shall be immediately paid by Landlord to Tenant.

3.  Rent

On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Advance Rent (which shall be applied against the Rent payable for the first month(s) Tenant is required to pay Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 and Exhibit B of this Lease.
                                                       ---------
Tenant agrees to pay Landlord the Base Rent, without prior notice or demand, abatement, offset, deduction or claim, in advance at Landlord's Address on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to the waiver of the Base Rent. The Rent for any fractional part of a calendar month at the commencement or expiration or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. To the extent not already paid as part of the Advance Rent any prorated Rent shall be paid on the Commencement Date, and any prorated Rent for the final calendar month hereof shall be paid on the first day of the calendar month in which the date of expiration or termination occurs.

4.  Security Deposit

Simultaneously with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the faithful performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default hereunder, Landlord may, but without obligation to do so, use all or any portion of the Security Deposit to cure the default or to compensate Landlord for all damages sustained by Landlord in connection therewith. Tenant shall, within twenty (20) days, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. At any time after Tenant has defaulted hereunder, Landlord may require an increase in the amount of the Security Deposit required hereunder for the then balance of the Term and Tenant shall, immediately on demand, pay to Landlord such additional sums. As soon as practicable (but no later than 60 days) after the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear and damage by casualty excepted.
If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall within twenty (20) days deliver to Landlord any and all of such excess sums. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder.

5.  Condition of Premises; Tenant Improvements

Tenant agrees to accept the Premises on the Commencement Date as then being suitable for Tenant's intended use and in good operating order, condition and repair in its then existing "AS IS" condition, except as otherwise set forth in

Exhibit B hereto and this Lease and subject to Sections 2.2, 11.2 and 11.3
---------
herein.  The Tenant Improvements (defined in Exhibit B) shall be installed in
                                             ---------
accordance with the terms, conditions, criteria and provisions set forth in

Exhibit B.  By taking possession of the Premises, Tenant shall be deemed to have
---------
accepted the Premises in good condition and state of repair. Tenant expressly acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA (defined below) and all applicable laws, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Landlord and General Contractor shall provide Tenant with any applicable warranty provided to Landlord from any contractor, subcontractor, supplier, or manufacturer or vendor with respect to the Tenant Improvements and will reduce Tenant's maintenance obligations under this Lease. Landlord represents that as of the date of this Lease, the roof, foundation, footings, floor slab, exterior and load bearing walls, all structural portions of the Building and all plumbing, electrical, sprinklers and other Building systems for the Building (to the extent installed) are in good working order and repair and in compliance with all applicable laws, ordinances, codes (collectively, "Laws"), and all applicable Development Documents and Recorded Matters (as such terms are defined in section 9.1 of the Lease).

6.  Additional Rent

It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

    6.1   Operating Expenses:

          6.1.1 Definition of Operating Expenses. Tenant shall pay to Landlord Tenant's Share of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, management, maintenance, repair and operation of the Premises and the other exterior common areas of the Project. These Operating Expenses may include, but are not limited to, Landlord's cost of: (i) repairs to, and maintenance of, the roof membrane, the non-structural portions of the roof and the non-structural elements of the perimeter exterior walls of the Building; (ii) maintaining the outside paved area, landscaping and other common areas of the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants and Common Areas located within the other buildings of the Park. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs (if any), and landscaped areas; (iii) annual insurance premium(s) insuring against personal injury and property damage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake and flood for the Project, rental value insurance against loss of Rent for a period of at least nine (9) months commencing on the date of loss, and subject to the provisions of Section 25 below, any commercially reasonable deductible; (iv) (a) modifications and/or new improvements to any portion of the Project occasioned by any rules, laws or regulations effective subsequent to the Lease Date; (b) reasonably necessary replacement improvements to any portion of the Project after the Commencement Date; and (c) new improvements to the Project that reduce operating costs or improve life/safety conditions, all of the foregoing as reasonably determined by Landlord, in its reasonable discretion; provided, if such costs are of a capital nature, then such costs or allocable portions thereof shall be amortized on a straight-line basis over the estimated useful life of the capital item, as reasonably determined by Landlord, together with reasonable interest on the amortized balance; (v) the management and administration of any and all portions of the Project, including, without limitation, a property management fee, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Project;
(vi) preventative maintenance and repair contracts including, but not limited to, contracts for elevator systems (if any) and heating, ventilation and air conditioning systems, lifts for disabled persons, if Landlord elects to so procure; (vii) security and fire protection services for any portion of the Project, if and to the extent, in Landlord's reasonable discretion, such services are provided; (viii) the creation and modification of any rail spur or track agreements, licenses, easements or other similar undertakings with respect to the Project; (ix) supplies, materials, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Project; (x) any and all levies, charges, fees and/or assessments payable to any applicable owner's association or similar body; (xi) any barrier removal work or other required improvements, alterations or work to any portion of the Project generally required under the ADA (defined below) (the "ADA Work") required after the Commencement Date; provided, if such ADA Work is required under the ADA due to Tenant's particular use of the Premises or any Alteration (defined below) made to the Premises by or on behalf of Tenant, then the cost of such ADA Work shall be borne solely by Tenant and shall not be included as part of the Operating Expenses; and (xii) the repairs and maintenance items set forth in
Section 11.2 below. Notwithstanding the above, the Operating Expenses applicable to any particular building within the Park shall be allocated and charged to the building in question whose tenants shall be responsible for payment of their respective proportionate shares in the pertinent building and other Operating Expenses applicable to the Common Areas of the Project shall be allocated and charged to each building in the Project based on the ratio that each building's rentable area bears to the total rentable area of all buildings in the Park notwithstanding that other buildings may not be leased and occupied. Landlord shall reasonably allocate such Operating Expenses to the buildings (including the Building) or Project, as the case may be.

          6.1.2 Operating Expense Exclusions. Notwithstanding anything to the contrary contained herein, for purposes of this Lease, the term "Operating Expenses" shall not include the following: (i) costs (including permit, license, and inspection fees) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for other tenants within the Project; (ii) costs incurred because Landlord or another tenant actually violated the terms and conditions of any lease for premises within the Project;
(iii) legal and auditing fees (other than those fees reasonably incurred in connection with the maintenance and operation of all or any portion the Project), leasing commissions, advertising expenses, and other costs incurred in connection with the original leasing of the Project or future re-leasing of any portion of the Project; (iv) depreciation of the Building or any other improvements or equipment situated within the Project; (v) any items for which Landlord is actually reimbursed by insurance or by direct reimbursement by any other tenant of the Project; (vi) costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided, such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 25 and 26, below; (vii) other than any interest charges for capital improvements referred to in Section 6.1.1(iv) hereinabove, any interest or payments on any financing for the Building, the Phase or the Project, interest and penalties incurred as a result of Landlord's late payment of any invoice (provided that Tenant pays Tenant's Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein), and any bad debt loss, rent loss or reserves for same; (viii) costs associated with the investigation and/or remediation of Hazardous Materials (hereafter defined) present in, on or about any portion of the Project, unless such costs and expenses are the responsibility of Tenant as provided in Section 27 hereof, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 27 hereof; (ix) Landlord's cost for the repairs and maintenance items set forth in Section 11.3, below; (x) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the same exceeds the costs of such by unaffiliated third parties on a competitive basis; or any costs included in Operating Expenses representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship; (xi) any payments under a ground lease or master lease; and (xii) costs for any work or materials covered under any applicable contractor or manufacturer warranty or guaranty.

    6.2 Tax Expenses: Tenant shall pay to Landlord Tenant's Share of all real property taxes applicable to the Project. Prior to delinquency, Tenant shall pay any and all taxes and assessments levied upon Tenant's Property (defined below in Section 10) located or installed in or about the Premises by, or on behalf of Tenant. To the extent any such taxes or assessments are not separately assessed or billed to Tenant, then Tenant shall pay the amount thereof as invoiced by Landlord. Tenant shall also reimburse and pay Landlord, as Additional Rent, within ten (10) days after demand therefor, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations (defined below in Section 10), Tenant Improvements, fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant, and
(ii) taxes and assessments levied or assessed upon or with respect to the possession, operation, use or occupancy by Tenant of the Premises or any other portion of the Project. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises or any other portion of the Project or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord, or a penalty fee imposed as a result of Landlord's failure to pay Tax Expenses when due.

    Tax Expenses shall not include and Tenant shall not be required to pay any tax or assessment expense or any increase therein (i) levied on Landlord's rental income, unless such tax or assessment expense is imposed in lieu of real property taxes; (ii) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest possible term;
(iii) imposed on land and improvements other than the Park; (iv) attributable to Landlord's net income, inheritance, gift, transfer, estate or state taxes; or
(v) resulting from the improvement of any of other building (other than the Building) in the Park for the sole use of other occupants. In addition, Tenant's agreement to the payment of taxes under clause (i) of Section 6.2 of the Lease for assessments due to alterations by Tenant and clause (ii) of
Section 6.2 of the Lease for taxes and assessments levied or assessed with respect to the possession, operation, use or occupancy by Tenant of the Premises is conditioned upon Landlord applying and enforcing the same standard on all other tenants in the Park and allocating taxes in the same manner for all other buildings in the Park notwithstanding whether such other buildings are leased and occupied or the tenants in such other buildings are paying or are obligated to pay such taxes.

    6.3 Payment of Expenses: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses for each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first
(1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

    6.4 Annual Reconciliation: By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any underpayment by Tenant at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant as soon as possible thereafter. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that there has been an underpayment, Landlord may deduct such underpayment from Tenant's Security Deposit. Failure by Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

     6.5 Audit: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense through any employee or accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. Tenant shall use good faith efforts to keep the results of any such audit (and any negotiations between the parties related thereto) strictly confidential by Tenant and its accounting firm and shall not be disclose, publish or otherwise disseminate to any other party other than to Landlord and its authorized agents. Landlord and Tenant each shall use its good faith efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

7.  Utilities and Services

Tenant shall pay to Landlord the cost of all (i) water, sewer use, sewer discharge fees and sewer fees, gas, electricity, telephone, telecommunications, cabling and other utilities billed or metered separately to the Premises and
(ii) refuse pickup and janitorial service to the Premises. Utility Expenses, Common Area Utility Costs and all other sums and charges set forth in this
Section 7 are considered part of Additional Rent.

    7.1 Utility Expenses: For any such utility fees, use charges, or similar services that are not billed or metered separately to Tenant, including without limitation, water and sewer charges, and garbage and waste disposal (collectively, "Utility Expenses"), Tenant shall pay to Landlord Tenant's Share of Utility Expenses. If Landlord reasonably determines that Tenant's Share of Utility Expenses is not commensurate with Tenant's use of such services, Tenant shall pay to Landlord the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord, based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services. If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. Tenant shall also pay Tenant's Share of any assessments, charges, and fees included within any tax bill for the Lot on which the Premises are situated, including without limitation, entitlement fees, allocation unit fees, sewer use fees, and any other similar fees or charges.

    7.2 Common Area Utility Costs: Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges and expenses (collectively, "Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease. Any reconciliation thereof shall be substantially in the same manner as set forth in Section 6.4 above. Tenant shall also have the right to audit the Common Area Utility Costs pursuant to the procedures set forth in Section 6.5 above. In addition, Landlord acknowledges and agrees that Common Area Utility Costs for which Tenant will pay Tenant's Share shall not include Common Area Utility Costs in the Common Areas inside any building in the Park and other Common Areas for the exclusive use of other tenant(s) of the Park.

    7.3 Miscellaneous: Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, or other portions of the Project by the applicable utility provider, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. If permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company referred to as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Project (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion provided however, any change to an Alternative Service Provider for utilities in the Common Areas may be made by Landlord only if such Alternative Service Provider provides for the same or better quality of service and no additional cost to Tenant. Tenant agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

8.  Late Charges

Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth day of each month or any time thereafter) by Tenant to Landlord of Rent and all other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease. Such costs may include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum payable by Tenant is not received by Landlord within five (5) days of when due, Tenant shall promptly pay to Landlord a late charge, as liquidated damages, in an amount equal to seven and one-half percent (7.5%) of such delinquent amount. Notwithstanding the foregoing, Landlord waives the late charge for the first (1st) three instances during the Term of this Lease in which Tenant fails to timely pay Rent. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by Tenant, excluding attorneys' fees and costs. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge becomes payable for three (3) installments of Rent in any calendar year (inclusive of the "grace" instances outlined above), then Landlord, at Landlord's sole option, can either require the Rent be paid monthly in advance by cashier's check or by electronic funds transfer.

9.  Use of Premises

    9.1  Compliance with Laws, Recorded Matters, and Rules and Regulations:
The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent. Landlord's consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking spaces, and (iii) is compatible and consistent with the other uses then being made in the Project and in other similar types of buildings in the vicinity of the Project, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, rules, codes, ordinances, statutes, orders and regulations as same exist from time to time throughout the Term of this Lease (collectively, the "Laws"), including without limitation, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto and all requirements of Title 24 of the State of California (collectively, the "ADA"),
(b) any and all recorded documents, instruments, licenses, restrictions, easements or similar instruments, conveyances or encumbrances which are at any time, and from time to time, required to be made by or given by Landlord in any manner relating to the initial development of the Project and/or the construction from time to time of any additional buildings or other improvements in the Project, including without limitation any Tenant Improvements (collectively, the "Development Documents"), (c) any and all documents, easements, covenants, conditions and restrictions, and similar instruments, together with any and all amendments and supplements thereto made from time to time each of which has been or hereafter is recorded in any official or public records with respect to the Premises or any other portion of the Project (collectively, the "Recorded Matters"), and (d) any and all rules and regulations set forth in Exhibit C hereto, any other reasonable rules and
                         ---------
regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises and/or any other part of the Project and any and all rules, restrictions and/or regulations imposed by any applicable owners association or similar entity or body (collectively, the "Rules and Regulations"). Landlord shall use commercially reasonable efforts to ensure that other tenants in the project comply with the Rules and Regulations and trust such Rules and Regulations shall apply non-discriminatorily to all occupants in the Park. Landlord reserves to itself the right, from time to time, to grant, without the consent of Tenant, such easements, rights and dedications that Landlord deems reasonably necessary, and to cause the recordation of parcel or subdivision maps and/or restrictions, so long as such easements, rights, dedications, maps and restrictions, as applicable, do not materially and adversely interfere with Tenant's operations in the Premises. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easements, rights, dedications, maps or restrictions.
Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises, including without limitation, the Tenant Improvements, are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or other Alterations to the Premises and/or any other portion of the Project occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or Alterations or other improvements made to the Premises regardless of when such Laws became effective. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises or any other portion of the Project, including without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord's prior written consent thereto, which consent may be given or withheld in Landlord's reasonable discretion.

     9.2 Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about any portion of the Premises or the Project without Landlord's prior written consent thereto. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the rights of Landlord or other tenants or occupants of any portion of the Project. The Premises shall not be used for any unlawful purpose. Tenant shall not cause, maintain or permit any private or public nuisance in, on or about any portion of the Premises or the Project, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises or any other portion of the Project.
Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall not install any radio or television antenna, satellite dish, microwave, loudspeaker or other device on the roof or exterior walls of the Building or any other portion of the Project. Tenant shall not interfere with radio, telecommunication, or television broadcasting or reception from or in the Building or elsewhere. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas within the Project. Tenant shall not place any harmful liquids in the drainage systems or dump or store waste materials, refuse or other such materials, or allow such materials to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters.

10. Alterations; and Surrender of Premises

    10.1 Alterations: Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions (individually, an "Alteration", and collectively, the "Alterations") to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld so long as any such Alteration does not affect the Building systems or the structural integrity of the Premises or the Building. Notwithstanding the foregoing, Tenant shall be permitted to install artwork, shelving and normal office furniture, and to perform non-structural alterations on the Premises not exceeding an aggregate of $25,000 during any calendar year in any Building without Landlord's prior consent, provided that Tenant (i) complies with all relevant building codes and fire, safety and other governmental regulations and (ii) does not adversely affect the structural, mechanical, electrical, HVAC or plumbing systems of the Premises. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten
(10) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All Alterations shall be at Tenant's sole cost and expense, and shall be installed by a licensed contractor (reasonably approved by Landlord) in compliance with all applicable Laws (including, but not limited to, the ADA), Development Documents, Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to construction of any and all Alterations, cause its contractor(s) and/or major subcontractor(s) to provide insurance as reasonably required by Landlord, and Tenant shall provide such assurances to Landlord, including without limitation, waivers of lien, as Landlord shall require to assure payment of the costs thereof to protect Landlord and the Project from and against any loss from any mechanic's, materialmen's or other liens.

    10.2 Surrender of Premises: At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, casualty, and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned and waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) in accordance with the provisions of Section 27 hereof. Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease. On or before the expiration or earlier termination of this Lease, (i) Tenant shall remove all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises and the other portions of the Project, (ii) Landlord may, by notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant, at Tenant's expense, to remove any or all Alterations and Tenant shall remove such requested Alterations from the Premises, and (iii) to the extent Landlord has advised Tenant on or about the time that the Tenant Improvements (exclusive of the initial Tenant Improvements outlined in Exhibit B) are to be constructed and installed in the Premises that Tenant is to remove all or portions of the items comprising the Tenant Improvements (the "Removable TIs"), Tenant shall remove the Removable TIs. Tenant shall repair any damage caused by such removal of the Tenant's Property, the requested Alterations and the Removable TIs. For purposes hereof, the term "Tenant's Property" shall mean and refer to all equipment, trade fixtures, computer wiring and cabling (excluding telephone lines), furnishings, inventories, goods and personal property of Tenant. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the expiration of the Term or earlier termination of this Lease, and in accordance with the provisions of this Section 10 and Section 27 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 20 below) until the Premises are so surrendered in accordance with said provisions. Tenant shall indemnify, defend and hold the Indemnitees (hereafter defined) harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

11. Repairs and Maintenance

    11.1 Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below and this Lease, Tenant shall, at its sole cost and expense, keep and maintain all parts of the interior of the Premises and such portions of the Building and improvements as are within the exclusive control of Tenant in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant's Representatives and replacing any property so damaged by Tenant or any of Tenant's Representatives, subject to the waiver of subrogation in Section 12.5. Without limiting the generality of the foregoing, Tenant shall be solely responsible for promptly maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems serving the Premises, unless maintained by Landlord, (b) all plumbing work and fixtures, (c) electrical wiring systems, fixtures and equipment exclusively serving the Premises, (d) all interior lighting (including, without limitation, light bulbs and/or ballasts) exclusively serving the Premises, (e) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (f) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, that are for Tenant's exclusive use, (g) all tenant signage, (h) lifts for disabled persons serving the Premises, (i) sprinkler systems, fire protection systems and security systems, except to the extent maintained by Landlord, and (j) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Additionally, Tenant shall be solely responsible for performance of the regular removal of trash and debris. Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord.

    11.2 Maintenance by Landlord: Subject to the provisions of Section 11.1, and further subject to Tenant's obligation under Section 6 to reimburse Landlord, in the form of Additional Rent, for Tenant's Share of the cost and expense of the following described items, Landlord agrees to repair and maintain the following items: fire protection services; the roof and roof coverings (provided that Tenant installs no additional air conditioning or other equipment other than the initial equipment installed as part of the Tenant Improvements or Alterations approved by Landlord on the roof that damages the roof coverings, in which event Tenant shall pay all costs relating to the presence of such additional equipment); the plumbing and mechanical systems serving the Building, excluding the plumbing, mechanical and electrical systems exclusively serving the Premises; any rail spur and rail crossing; exterior painting of the Building; and the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and exterior lighting serving the Premises lighting systems in the Common Areas. Notwithstanding anything in this Section 11 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises and any other portion of the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or any of Tenant Representatives and to restore the Premises and the other affected portions of the Project, as applicable, to the condition existing prior to the occurrence of such damage, subject to the waiver of subrogation provisions in 12.5, provided however that Tenant shall pay 100% of the deductible associated herewith. If Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Tenant shall promptly report, in writing, to Landlord any defective condition known to it which Landlord is required to repair.

    11.3 Landlord's Repairs and Maintenance Obligations: Subject to the provisions of Sections 11.1, 25 and 26, and except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane).

    11.4 Tenant's Failure to Perform Repairs and Maintenance Obligations: If Tenant refuses or neglects to repair and maintain the Premises and the other areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may with five (5) day notice to Tenant, but without obligation to do so, make such repairs or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's Property or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. If Landlord makes such repairs or maintenance, upon completion thereof Tenant shall pay to Landlord, as Additional Rent, Landlord's costs and expenses incurred therefor. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect with respect to the Premises.

12. Insurance

    12.1 Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a licensed carrier or carriers reasonably acceptable to Landlord and its lender (which afford the following coverages: (i) worker's compensation and employer's liability, as required by law; (ii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations and products liability. Such insurance shall have a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence with a Three Million Dollar ($3,000,000) aggregate limit and excess/umbrella insurance in the amount of Three Million Dollars ($3,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement; (iii) comprehensive automobile liability insurance with a combined single limit of at least $1,000,000 per occurrence for claims arising out of any company owned automobiles; (iv) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, covering damage to or loss of any of Tenant's Property located in, on or about the Premises, and in addition, coverage for business interruption of Tenant. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this clause (iv); and (v) higher limits of liability as is then customarily required for similar types of buildings within the general vicinity of the Project or as may be reasonably required by any of Landlord's lenders.

    12.2 Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A-X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed Twenty Five Thousand Dollars ($25,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least fifteen (15) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or the limits, insureds, additional insureds or coverages subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

    12.3 Additional Insureds and Coverage: Each of Landlord, Landlord's property management company or agent, and Landlord's lender(s) having a lien against the Premises or any other portion of the Project shall be named as additional insureds or loss payees (as applicable) under the policy required in
Section 12.1(ii). Additionally, all of such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and any of the areas within the Project. Notwithstanding anything to the contrary contained herein, to the extent Landlord's cost of maintaining insurance with respect to the Building and/or any other buildings within the Project is increased as a result of Tenant's acts, omissions, Alterations, improvements, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, each such increase as Additional Rent to the extent Landlord may reasonably attribute such increase to Tenant's acts, omissions, Alterations, improvements, use or occupancy of the Premises.

    12.4 Failure of Tenant to Purchase and Maintain Insurance: If Tenant fails to obtain and maintain the insurance required herein throughout the Term of this Lease, Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, within ten (10) days after receipt of written demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all losses, damages, expenses and costs which Landlord may sustain or incur by reason of Tenant's failure to obtain and maintain such insurance.

    12.5 Waiver of Subrogation: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier.

    12.6 Landlord's Insurance: Landlord shall, during the Term of this Lease, procure and keep in force the following insurance, the cost of which shall be deemed an Operating Expense under Section 6.1 of this Lease: property insurance insuring the Building and improvements within the Park and rental value insurance for perils covered by the causes of loss - special form (all risk) and in addition coverage for flood, earthquake and boiler and machinery (if applicable). Such coverage (except for flood and earthquake) shall be written on a replacement cost basis equal to at least eighty percent (80%) of the full insurable replacement value of the foregoing (excluding costs for footings and excavation) and shall cover the Tenant Improvements, but not any Alterations, Tenant's equipment, trade fixtures, inventory, fixtures or personal property located on or in the Premises. Additionally, Landlord shall, during the Term of this Lease, procure and keep in force the following insurance, the cost of which shall be deemed an Operating Expense under Section 6.1 of this Lease:
commercial general liability insurance (occurrence form) providing coverage against claims for bodily injury, personal injury and property damage occurring in, on or about the Common Areas, having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and in the aggregate.

13. Limitation of Liability and Indemnity

Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, demands, penalties, costs, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively, "Claims") arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises and other portions of the Project, (ii) the conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises, the Alterations or with the Tenant's Property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of the Indemnitees shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises or any other portion of the Project, including, but not limited to, any acts, errors or omissions of any other tenants or occupants of the Project. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building.

14. Assignment and Subleasing

    14.1 Prohibition: Tenant shall not, without the prior written consent of Landlord, assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease or any interest herein, permit any assignment or other such transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and Tenant's Representatives (all of the foregoing are sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is sometimes referred to as a "Transferee"). No consent to any Transfer shall constitute a waiver of the provisions of this Section 14, and all subsequent Transfers may be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld, but which consent shall be subject to the provisions of this Section 14.

    14.2 Request for Consent: If Tenant seeks to make a Transfer, Tenant shall notify Landlord, in writing, and deliver to Landlord at least fifteen (15) business days (but not more than one hundred eighty (180) days) prior to the

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

proposed commencement date of the Transfer (the "Proposed Effective Date") the following information and documents (the "Tenant's Notice"): (i) a description of the portion of the Premises to be transferred (the "Subject Space"); (ii) all of the terms of the proposed Transfer including without limitation, the Proposed Effective Date, the name and address of the proposed Transferee, and a copy of the existing or proposed assignment, sublease or other agreement governing the proposed Transfer; (iii) current financial statements of the proposed Transferee certified by an officer, member, partner or owner thereof, and any such other information as Landlord may then reasonably require, including without limitation, audited financial statements (if available); (iv) the Plans and Specifications (defined below), if any; and (v) such other information as Landlord may then reasonably require. Tenant shall give Landlord the Tenant's Notice by registered or certified mail addressed to Landlord at Landlord's Address specified in the Basic Lease Information. Within fifteen (15) days after Landlord's receipt of the Tenant's Notice (the "Landlord Response Period") Landlord shall notify Tenant, in writing, of its determination with respect to such requested proposed Transfer and the election to recapture as set forth in
Section 14.5 below. If Landlord does not elect to recapture pursuant to the provisions of Section 14.5 hereof and Landlord does consent to the requested proposed Transfer, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant's Notice. If Landlord fails to respond to Tenant's Notice within Landlord's Response Period, then, after Tenant delivers to Landlord ten (10) days written notice (the "Second Response Period") and Landlord fails to respond thereto prior to the end of the Second Response Period, the proposed Transfer shall then be deemed approved by Landlord.

     14.3 Criteria for Consent: Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold its consent where (a) Tenant is in default of its obligations under this Lease beyond applicable notice and cure periods, (b) the use to be made of the Premises by the proposed Transferee is prohibited under this Lease or differs materially from the uses permitted under this Lease, (c) the proposed Transferee does not intend to occupy a substantial portion of the Premises assigned or sublet to it,
(d) Landlord reasonably disapproves of the proposed Transferee's character of the business to be conducted by the proposed Transferee at the Premises, (e) the proposed Transferee is an existing tenant in the Project with which Landlord is negotiating on other space within the Park, (f) the proposed Transfer would materially violate any "exclusive" rights of any occupants in the Project or cause Landlord to violate another agreement or obligation to which Landlord is a party or otherwise subject, (g) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or the Project, or increasing the expenses associated with operating, maintaining and repairing the Project, (h) the Transfer occurs during the time period between the Commencement Date and the date that at least ninety percent (90%) of the rentable square feet of the Building is initially leased, (i) the rent proposed to be charged by Tenant to the proposed Transferee during the term of such Transfer, calculated using a present value analysis, is less than ninety percent (90%) of the fair market rent then reasonably determined by Landlord, at the proposed time of such Transfer, for comparable space in the Building or any other Building in the Project for a comparable term, calculated using a present value system, or (j) the proposed Transferee will use, store or handle Hazardous Materials (defined below) in or about the Premises of a type, nature or quantity not then acceptable to Landlord.

     14.4 Effectiveness of Transfer and Continuing Obligations: Prior to the date on which any permitted Transfer becomes effective, Tenant shall deliver to Landlord (i) a counterpart of the fully executed Transfer document, (ii) an executed Hazardous Materials Disclosure Certificate substantially in the form of Exhibit E hereto (the "Transferee HazMat Certificate"), and (iii) Landlord's
---------
standard form of Consent to Assignment or Consent to Sublease, as applicable and reasonably acceptable to all parties, executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such consent instrument shall not release or discharge the Transferee from its obligation to do so or from any liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases. Each permitted Transferee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent (subject to the terms of any approved sublease) and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the Term of this Lease. No Transfer shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. An assignee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder, but no Transfer by Tenant shall relieve Tenant of any obligations or liability under this Lease whether occurring before or after such consent, assignment, subletting or other Transfer. The acceptance of any or all of the Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. Except with respect to a Related Entity, for purposes hereof, if Tenant is a business entity, direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity other than the initial public offering of Tenant's common stock or the subsequent trading of tenant's publicly traded common stock on a national or public stock exchange (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Any transfer made without Landlord's prior written consent, shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a material default by Tenant of this Lease. As Additional Rent hereunder, Tenant shall pay to Landlord, a fee in the amount of five hundred dollars ($500) plus Tenant shall promptly reimburse Landlord for actual
                       ----
legal and other expenses incurred by Landlord in connection with any actual or proposed Transfer.

     14.5 Recapture: If the Transfer (i) by itself or taken together with then existing or pending Transfers covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises, or (ii) is for a term which by itself or taken together with then existing or pending Transfers is greater than fifty percent (50%) of the period then remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the Subject Space described in the Tenant's Notice. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed Subject Space, or, if the proposed Subject Space covers all the Premises, it shall serve to terminate the entire Term of this Lease, in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any other portion of the Project. If this Lease is terminated pursuant to the foregoing provisions with respect to less than the entire Premises, the Rent shall be adjusted on the basis

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

of the proportion of rentable square feet retained by Tenant to the rentable square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Notwithstanding the above, Tenant may sublease up to fifty percent (50%) of the Premises for the initial twenty-four
(24) months of the Lease only without Landlord having the right to recapture the Premises, pursuant to this Section 14.5 In addition, if Landlord provides the recapture notice as provided above, Tenant shall have the right, upon written notice to Landlord within ten (10) days after Tenant's receipt of Landlord's recapture notice, to rescind its request for consent to the Transfer and not enter into the Transfer, in which case Landlord's recapture notice shall be of void and of no force or effect.

     14.6 Transfer Premium: If Landlord consents to a Transfer, as a condition thereto which the Tenant hereby agrees is reasonable, Tenant shall pay to Landlord, as Additional Rent any "Transfer Premium" received by Tenant from such Transferee. The term "Transfer Premium" shall mean all rent, additional rent and other consideration payable by such Transferee which either initially or over the term of the Transfer exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease. Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the Transfer Premium after deduction of actual reasonable brokerage commissions.

     14.7 Waiver: Notwithstanding any Transfer, or any indulgences, waivers or extensions of time granted by Landlord to any Transferee, or failure by Landlord to take action against any Transferee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such Transferee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such Transferee.

     14.8 Related Entities: Notwithstanding anything to the contrary contained in this Section 15, so long as Tenant delivers to Landlord (1) at least fifteen
(15) business days prior written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) such other information concerning the Related Entity as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Related Entity, and so long as (i) any change in the proposed use of the subject portion of the Premises is in conformance with the uses permitted to be made under this Lease or otherwise approved by Landlord and do not involve the use or storage of any Hazardous Materials (other than normal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not regulated by any Environmental Laws), and (ii) at the time of the proposed assignment or sublease, the net profits and financial condition of the Related Entity is reasonably adequate and sufficient in relation to the then remaining obligations of Tenant under this Lease, then Tenant may assign this Lease or sublease any portion of the Premises (X) to any Related Entity, provided that the Guarantor under the Guaranty of the Lease remains obligated, or (Y) in connection with any merger, consolidation or sale of substantially all of the assets of Tenant, without having to obtain the prior written consent of Landlord thereto. For purposes of this Lease, the term "Related Entity" shall mean and refer to any corporation or entity which controls, is controlled by or is under common control with Tenant, as all of such terms are customarily used in the industry.

15.  Subordination

To the fullest extent permitted by law, this Lease, the rights of Tenant under this Lease and Tenant's leasehold interest shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the Lot, or any other portion of the Project, and (ii) the lien of any mortgage or deed of trust which may now or hereafter exist for which the Building, the Lot, ground leases or underlying leases, any other portion of the Project or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to require this Lease be superior to any such ground leases or underlying leases or any such liens, mortgage or deed of trust. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises if Tenant is not in material default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be: (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days of a demand or request by Landlord and in the form reasonably requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust provided it contains a non-disturbance agreement. Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against the Premises, the Building and the Park in favor of Bank of America, N.A. (the "Current Lender"). Within thirty (30) days of Tenant's execution of this Lease, Tenant shall sign, notarize and deliver a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit H attached hereto, entitled "Subordination, Non-Disturbance and Attornment Agreement." Landlord shall (i) execute and notarize such agreement within thirty (30) days of Landlord's execution of this Lease and (ii) cause Current Lender to execute and notarize such agreement promptly after Landlord's and Tenant's execution and notarization of such non-disturbance agreement. If Landlord at any time during the Term of the Lease causes the Premises, the Building and the Park to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, the parties acknowledge and agree that the form of any non-disturbance and attornment agreement that may be requested to be executed and delivered by Tenant in connection therewith will not be the "Subordination, Non-Disturbance and Attornment Agreement" attached to the Lease as Exhibit H. Tenant's agreement to subordinate this Lease to any future ground or underlying lease or any future deed of trust or mortgage pursuant to the foregoing provisions of this Section 15 is conditioned upon Landlord delivering to Tenant from the lessor under such future ground or underlying lease or the holder of any such deed of trust, a non-disturbance agreement agreeing, among other things, that Tenant's right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond the applicable notice and cure periods hereunder.

16.  Right of Entry

Landlord and its agents shall have the right to enter the Premises at all reasonable times during normal business hours and with 24 hour prior notice, upon reasonable prior notice, for purposes of inspection, exhibition, posting of notices, investigation, replacements, repair, maintenance and alteration. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place during the last 180 days of the Term "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas. Tenant hereby waives any Claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any Claim for any of the foregoing arising out of the gross negligence or willful misconduct of Landlord or its authorized representatives. In addition, Landlord shall use commercially reasonable efforts to comply with Tenant's security precautions applicable at the time of such entry.

17.  Estoppel Certificate

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten (10) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Building or other portions of the Project. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent has been paid in advance.

18.  Tenant's Default

The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default (after any applicable notice and expiration of the applicable cure period) by Tenant of the provisions of this
Lease:

     18.1 The abandonment of the Premises by Tenant without the payment of Rent for the statutorily described period or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse;

     18.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within three (3) days of the date said payment is due after delivery of notice by Landlord that such payment is past due;

     18.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 27 hereof), (b) Tenant making the repairs, maintenance and replacements required under the provisions of Section 11.1 hereof, or (c) the timely delivery by Tenant of a subordination, non-disturbance and attornment agreement (an "SNDA"), a counterpart of a fully executed Transfer document and a consent thereto (collectively, the "Transfer Documents"), an estoppel certificate and insurance certificates, (ii) ten (10) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials or Tenant failing to timely make the repairs, maintenance or replacements required by Section 11.1, and
(iii) the time period, if any, specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely and properly make the repairs, maintenance, or replacements required by
Section 11.1, or timely deliver an SNDA, the Transfer Documents, an estoppel certificate or insurance certificates, for which no additional cure period shall be given to Tenant) cannot reasonably be cured within such thirty (30) or ten
(10) day period, as applicable, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than sixty (60) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure; or

     18.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within ninety (90) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold.

19.  Remedies for Tenant's Default

     19.1 Landlord's Rights: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 19 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, Tenant shall be liable immediately to Landlord for all costs

Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"). Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

     19.2 Damages Recoverable: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including without limitation, all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179 (or any successor or substitute statute), or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder. Tenant hereby waives for Tenant and for all those claiming under Tenant all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     19.3 Rights and Remedies Cumulative: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors' rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

20.  Holding Over

If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the greater of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease or (ii) the fair market rental rate for the Premises as of the commencement of such holdover period. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Section 20 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from such failure, including but not limited to, any Claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

21.  Landlord's Default

Landlord shall not be considered in default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes hereof, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

22.  Parking

At no charge, Tenant may use the number of non-designated and non-exclusive parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to ensure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same. In no event shall Tenant or any of Tenant's Representatives park or permit any parking of vehicles overnight. Landlord agrees not to oversubscribe parking nor designate parking in front of the Building to other tenants in the Park and to take commercially reasonable efforts to enforce leases against any tenant that is using more than its allocated number of spaces to the detriment of Tenant.

23.  Transfer of Landlord's Interest

If there is any sale or other transfer of the Premises or any other portion of the Project by Landlord or any of Landlord's interest therein, Landlord shall automatically be entirely released from all liability under this Lease thereafter accruing and

Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of such transfer provided such transferee assumes all of Landlord's obligations. A ground lease or similar long term lease by Landlord of the entire Building or Lot, of which the Premises are a part, shall be deemed a sale within the meaning of this Section 23. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in material default of any of the provisions of this Lease.

24.  Waiver

No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

25.  Casualty Damage

     25.1 Casualty. If the Premises or any part [excluding any of Tenant's Property or any Alterations installed by or for the benefit of Tenant (collectively, the "Tenant's FF&E")] shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made, as reasonably determined by Landlord: (a) in less than one hundred eighty (180) days; or (b) one hundred eighty (180) days or more, from the date of such notice.

          25.1.1 Insured Damage Requiring Less Than 180 Days To Repair. If the Premises (other than the Tenant's FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed, as reasonably determined by Landlord, in less than one hundred eighty (180) days, this Lease shall not terminate and Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available and paid to Landlord and Tenant otherwise voluntarily contributes any shortfall thereof to Landlord to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). The Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same. If Landlord fails to substantially complete such repairs in less than one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty [such period to be extended for delays caused by Tenant or any of Tenant's Representatives ("Tenant Delays") or any force majeure events, which events shall include, but not be limited to, acts or events beyond Landlord's and/or its contractors' control, acts of God, earthquakes, strikes, lockouts, riots, boycotts, casualties not caused by Landlord or Tenant, discontinuance of any utility or other service required for performance of the work, moratoriums, governmental delays in issuing permits, governmental agencies and weather, and the lack of availability or shortage of materials ("Force Majeure Delays")], Tenant may within ten (10) business days after expiration of such one hundred eighty (180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate ten (10) business days after Landlord's receipt of such notice and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

          25.1.2 Major Insured Damage. If the Premises (other than the Tenant's FF&E) are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed, as reasonably determined by Landlord, in less than one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to and expeditiously vacates the Premises (but, in all events Tenant must vacate and surrender the Premises to Landlord by no later than ten (10) business days thereafter or there shall not be any abatement of Rent until Tenant so vacates the Premises). If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available and paid to Landlord to fully repair the damage or Tenant voluntarily contributes any shortfall thereof to Landlord (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant's FF&E). During the time when Landlord is prosecuting such repairs to substantial completion, the Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord are substantially completed but such abatement shall only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same.

          25.1.3 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 25.3 below, if the Premises are substantially damaged or destroyed (which, for purposes of this Lease, shall mean more than twenty five percent (25%) of the Premises shall be damaged or destroyed) during the last year of then applicable term of this Lease, either Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt or delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

     25.2 Deductible and Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, the deductible amounts under the insurance policies obtained by Landlord and Tenant under this Lease if the proceeds of which are used to repair the Premises as contemplated in this
Section 25. Notwithstanding the foregoing, if other portions of the Building are also damaged by said casualty and insurance proceeds are payable therefor, then Tenant shall only pay its proportionate share of the deductible as reasonably determined by Landlord. If any portion of the Premises is damaged and is not fully covered by the aggregate of insurance proceeds received by Landlord and any applicable deductible, and Tenant does not voluntarily contribute any shortfall thereof to Landlord, or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord or Tenant shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

     25.3 Tenant's Fault and Lender's Rights. Notwithstanding anything to the contrary contained herein, if the Premises (other than Tenant's FF&E) or any other portion of the Building be damaged by fire or other casualty resulting from the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, (i) the Rent shall not be diminished during the repair of such damage, to the extent any portion of the Rent is not actually reimbursed to Landlord from the proceeds of any rental loss insurance procured by Landlord hereunder, (ii) Tenant shall not have any right to terminate this Lease due to the occurrence of such casualty or damage. Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of all or any portion of the Building caused thereby (including, without limitation, any deductible) to the extent such cost and expense is not covered by insurance proceeds. Notwithstanding anything to the contrary contained herein, if the holder of any indebtedness secured by the Premises or any other portion of the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

     25.4 Tenant's Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's Property, resulting in any way from such damage, destruction or the repair thereof, except to the extent of Landlord's gross negligence or willful misconduct and except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are actually unusable and unfit for occupancy and Tenant is not using or otherwise occupying same as specifically provided above in this Section
25. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time.

26.  Condemnation

If fifteen percent (15%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant's sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant's Property or for damages for cessation or interruption of Tenant's business provided such award is separate from Landlord's award and provided further such separate award does not diminish nor otherwise impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building, as applicable, to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

27.  Environmental Matters/Hazardous Materials

     27.1 Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has delivered to Landlord Tenant's executed initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit E. Tenant covenants, represents and
                            ---------
warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, deliver to Landlord upon request, an executed Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as Exhibit E.
          ---------

     27.2 Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Project or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other portion of the Project or any surrounding property. For purposes of this Lease, the term "Hazardous Materials" shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not actionable under any Environmental Laws.

     27.3 Prohibition; Environmental Laws: Tenant shall not be entitled to use or store any Hazardous

Materials on, in, or about any portion of the Premises and the Project without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord, in its reasonable discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord. In all events such usage and storage must at all times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's reasonable discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 27 or to determine if Hazardous Materials are present in, on or about the Project, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne by Landlord, unless Landlord reasonably determines that Tenant is in default of this Section 27. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith. In addition to any Hazardous Materials disclosed in any HazMat Certificate (as defined in section 27.1 of the Lease), Tenant shall be permitted to use those Hazardous Materials which are normally and customarily used in the ordinary course of Tenant's business for the use permitted under this Lease in the manner for which they were designed and in such limited amounts as may be normal, customary and necessary for the operation of Tenant's business and otherwise in compliance with all Environmental Laws.

     27.4 Tenant's Environmental Obligations: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas; provided that Tenant has actual, constructive knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Project. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work.

     27.5 Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant agrees to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all Claims (including, without limitation, diminution in value of any portion of the Premises or the Project, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Project) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Project as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Project nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 27.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

     27.6 Survival: Tenant's obligations and liabilities pursuant to the provisions of this Section 27 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation, all Environmental Laws at the expiration or earlier termination of this Lease, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 20 of this Lease.

     27.7 Exculpation of Tenant: Tenant shall not be liable to Landlord for nor otherwise obligated to Landlord under any provision of the Lease with respect to the following: (i) any claim, remediation, obligation, investigation, obligation, liability, cause of action, attorney's fees, consultants' cost, expense or damage resulting from any Hazardous Materials present in, on or about the Premises or, the Building or Park to the extent not caused or otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises or, the Building or Park caused by any source, including third parties, other than Tenant or Tenant's Representatives, including but not limited to the conditions described in the Environmental Report; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials, or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant's Representatives allows or permits persons over which Tenant or any of Tenant's Representatives has control, and/or for which Tenant or any of Tenant's Representatives are legally responsible for, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Common Areas, the Building or the Park, or (c) Tenant and/or any of Tenant's Representatives does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Common Areas, the Building or the Park.

     27.8 Disclosure: Pursuant to the provisions of California Health & Safety Code (S)25359.7, Landlord hereby discloses to Tenant that as of the Lease Date the Lot contains certain Hazardous Materials as such Hazardous Materials are more particularly described and set forth in that certain report prepared by CET Environmental Services, entitled Soil Management Plan for Development and Ongoing Activities Route 237 Assemblage, dated August 27, 1997 (the "Environmental Report"). Landlord acknowledges and agrees that none of the environmental conditions or presence of Hazardous Materials on, in or under the Lot as described in the Environmental Report have been in any way caused by Tenant or any of Tenant's Representatives. Tenant hereby acknowledges and agrees that Landlord has delivered to Tenant a copy of the Environmental Report prior to Tenant entering into this Lease.

     27.9 Landlord's Environmental Indemnity: Landlord agrees to, and shall protect, indemnify, defend and hold Tenant harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses, suits, administrative proceedings, and costs arising at any time during or after the Term of this Lease in connection with or related to the presence of the Hazardous Materials disclosed in Section 27.8 above.

28.  Financial Statements

Tenant and any permitted Transferee, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon any portion of the Project or any prospective purchaser of any portion of the Project within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in material default of this Lease, shall deliver to Landlord the then current financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available). If audited financial statements have not been prepared, Tenant and any permitted Transferee shall provide Landlord with unaudited financial statements and such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant and any permitted Transferee.

29.  General Provisions:

     29.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

     29.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     29.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

     29.4 Landlord Exculpation. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Building, and Tenant agrees to look solely to Landlord's interest in the Building for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord, including without limitation, any property management company of Landlord (collectively, the "Landlord Parties"). It is the parties' intention that Landlord and the Landlord Parties shall not in any event or circumstance be personally liable, in any manner whatsoever, for any judgment or deficiency hereunder or with respect to this Lease. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building.

     29.5 Severability and Governing Law. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

     29.6 Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

     29.7 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease. The parties acknowledge that (i) each party and/or its counsel have reviewed and revised this Lease, and (ii) no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or enforcement of this Lease or any amendments or exhibits to this Lease or any document executed and delivered by either party in connection with this Lease.

  29.8 Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State. Landlord and Tenant warrant that each person executing this Lease on behalf of a party represents and warrants that (1) such person executing the Lease is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Each party hereby warrants that this Lease is legal, valid and binding upon Tenant and Landlord and enforceable against the other in accordance with its terms.

  29.9 Notices. All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the Tenant's Address set forth in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at Landlord's Address set forth in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 29.9 or upon the date personal delivery is made.

  29.10 Joint and Several; Covenants and Conditions. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

  29.11 Landlord Renovations. Tenant acknowledges that Landlord may from time to time, at Landlord's sole option, renovate, improve, develop, alter, or modify (collectively, the "Renovations") portions of the Building, Premises, Common Areas and the Project, including without limitation, systems and equipment, roof, and structural portions of the same. In connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Project, including portions of the Common Areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Landlord agrees to provide Tenant with adequate advance notice of its intention to make renovations and to use its best commercially reasonable efforts not to interfere with Tenant's use of the Premises in connection with such Renovations. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility, or for any reason be liable to Tenant, for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's Property, Alterations or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

  29.12 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

30.  Signs

All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to and in compliance with all applicable Laws, Development Documents, Recorded Matters, Rules and Regulations, and Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit G
                                                                     ---------
hereto. Tenant shall remove all such signs and graphics prior to the expiration or earlier termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises. Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs and make any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which are likely to interfere with the visibility of any sign, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the other portions of the Project be permitted hereunder. Tenant further agrees to maintain each such sign and graphics, as may be approved, in good condition and repair at all times.

31.  Mortgagee Protection

Upon any default on the part of Landlord, Tenant will give written Notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving Notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

If, in connection with obtaining financing for the Premises or any other portion of the Project, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially and adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

32.  Warranties of Tenant

Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

33.  Brokerage Commission

Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the Lease Date. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease. Landlord agrees to pay the Brokers a commission in connection with this Lease.

34.  Quiet Enjoyment

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly have, hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas. The foregoing covenant is in lieu of any other covenant express or implied.

35.  Satellite Dish

Tenant shall have the right (but only to the extent permitted by the City of San Jose and all agencies and governmental authorities having jurisdiction thereof), at Tenant's sole cost and expense, to install and operate a satellite or microwave dish or dishes ("Satellite Dishes") along with any necessary cables ("Cables") on a portion of the roof of the Building to be designated by Landlord ("Roof Space") for the Term of the Lease (the Satellite Dishes and Cables are hereinafter collectively referred to as the "Equipment"). The location and size of the Equipment shall be subject to Landlord's approval, not to unreasonably withheld and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall be (i) at Tenant's sole cost and expense, (ii) contained visually within the roof screen, (iii) installed and operated to Landlord's reasonable specifications, and (iv) installed, maintained, operated and removed in accordance with all Recorded Matters and applicable Laws. Landlord shall cooperate reasonably with Tenant to modify the roof screen placement (subject to all applicable Laws and Recorded Matters) if required for signal quality, reconfiguration due to the installation of any HVAC systems and other reasonable considerations; provided, the cost of all such modifications shall be the responsibility of Tenant. All modifications to the Building, including the Roof Space, if any, shall be reasonably approved by Landlord prior to commencement of any work with respect to the Equipment. No additional rent shall be paid by Tenant for use of the Roof Space and operation of the Equipment. The Equipment shall remain the property of Tenant and Tenant shall remove the Equipment upon the expiration or earlier termination of the Lease. Tenant shall restore the Roof Space and any other portion of the Buildings affected by the Equipment to its original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other casualty not caused directly or indirectly by Tenant, its agents, employees, contractors or the Equipment or any part thereof, subject to the Waiver of Subrogation in Section 12.5 herein. Tenant may not assign, lease, rent, sublet or otherwise transfer any of its interest in the Roof Space or the Equipment except together with the remainder of all of the Premises as more particularly set forth in Section 15 or to any Transferee except that any such use by Transferee shall be at no profit to Tenant or Transferee. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Roof Space by Tenant, including without limitation, Sections 12 and 14 of this Lease. The Equipment shall comply with all-non-interference rules of the Federal Communications Commission. If applicable, Tenant shall provide to Landlord a copy of (i) the Federal Communications Commission (or other agency) grant which has awarded frequencies to Tenant and (ii) a list of Tenant's frequencies. Anything to the contrary contained herein notwithstanding, if, during the Lease Term, as such Term may be extended, Landlord, in its reasonable judgment, believes that the Equipment poses a human health or environmental hazard that cannot be remediated or has not been remediated within ten (10) days after Tenant has been notified thereof, then Tenant shall immediately cease all operations of the Equipment and Tenant shall remove all of the Equipment within thirty (30) days thereafter. To the best of Tenant's knowledge, Tenant represents to Landlord that the Equipment shall not emit or project any electro-magnetic fields which pose a human health or environmental hazard. In addition, Tenant shall be responsible for insuring the Equipment and Landlord shall have no responsibility therefor. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord from any and all claims, demands, liabilities, damages, judgments, costs and expenses (including reasonable attorneys' fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof.

     IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

Tenant:

GENESIS MICROCHIP CORPORATION,
a California corporation

By:     HAMID FARZANEH
        --------------

Its:    Executive VP & COO
        ------------------

Date:   11/10/99
        --------

By:     /s/ HAMID FARZANEH
        ------------------

Its:    __________________

Date:   __________________


Landlord:

WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership

By:     LEGACY PARTNERS COMMERCIAL, INC.,
        as manager and agent for WIX/NSJ Real Estate Limited Partnership

        By:  /s/ MACK LANEY
             --------------
             Senior Vice President

        Date:  11/12/99
               --------

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the
               -----------
corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant
                                               ---
secretary, unless the bylaws or a resolution of the board of directors shall
           ------
otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                   Exhibit A
                                   Premises


This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated October 18, 1999 (the "Lease"), by and between WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, ("Landlord") and Genesis Microchip Corporation, a California corporation ("Tenant") for the leasing of certain premises located at 2150 Gold Street, San Jose, California, (the "Premises").

The Premises consist of the rentable square footage of space specified in the Basic Lease Information and has the address specified in the Basic Lease Information. The Premises are a part of and are contained in the Building specified in the Basic Lease Information. The cross-hatched area depicts the Premises within the Park:


[Diagram of Floor Plan of Leased Premises]

                         Exhibit B to Lease Agreement
                  Tenant Improvements and shell improvements


This exhibit, entitled "Tenant Improvements and Shell Improvements", is and shall constitute Exhibit B to that certain Lease Agreement, dated for reference
                 ---------
purposes as of October 18, 1999 (the "Lease"), by and between WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and Genesis Microchip Corporation, a California corporation ("Tenant") for the leasing of certain premises located at 2150 Gold Street, San Jose, California (the "Premises"). The terms, conditions and provisions of this Exhibit B are
                                                                ---------
hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.  Tenant Improvements.  Subject to the conditions set forth below, Landlord
    -------------------
agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises are a part in accordance with the Approved Final Drawings (defined below) and the terms of this Exhibit B.
                                                     ---------

2.  Definition.  "Tenant Improvements" as used in this Lease shall include only
    ----------
those interior improvements to be made to the Premises as specified in the Approved Final Drawings (defined below) and agreed to by Tenant and Landlord in accordance with the provisions hereof. "Tenant Improvements" shall specifically not include (i) any alterations, additions or improvements installed or
---
constructed by Tenant, (ii) any of Tenant's trade fixtures, security equipment, equipment, furniture, furnishings, telephone and/or data equipment, telephone and/or data lines or other personal property, and (iii) any supplemental fire protection improvements or equipment (collectively, "Tenant's Installations"). Landlord shall construct the Tenant Improvements in a good and workmanlike manner in substantial accordance with the Approved Final Drawings.

3.  Tenant's Initial Plans; the Work.  Tenant desires Landlord to perform
    --------------------------------
certain Tenant Improvements in the Premises. The Tenant Improvements shall be in substantial accordance with the plan(s) and scope of work (collectively, the "Initial Plans"). The parties shall meet and confer to agree upon a scope of work immediately after execution of this Lease and, within fifteen (15) business days from the date Landlord and Tenant meet to discuss the scope of work, Landlord's Architect shall prepare and deliver to Tenant the Initial Plans. A copy of the Initial Plans shall be attached hereto as Schedule 1, as soon as
                                                      ----------
practicable thereafter. Such work, as shown in the Initial Plans and as more fully detailed in the Approved Final Drawings (as defined and described in Section 4 below), shall be hereinafter referred to as the "Work". Not later than ten (10) days after the Initial Plans are prepared and delivered to Tenant, Tenant or Tenant's Representatives shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers, as applicable, to prepare mechanical, electrical and plumbing plans and to prepare the Final Drawings, including, but not limited to, a final telephone layout and special electrical connections, if any. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Section 11 below) because, in Landlord's reasonable opinion, the work as described in any such item or any Change Request, as the case may be: (a) is likely to adversely and materially affect Building systems, the structure of the Building or the safety of the Building or its occupants; (b) is likely to impair Landlord's ability to furnish services to Tenant; (c) would increase the cost of operating the Park unless Tenant agrees to pay; (d) would violate any applicable governmental, administrative body's or agencies' laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the exterior Building or the Park; (g) is likely to adversely affect another tenant's premises or such other tenant's use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building, the Lot and/or the Park, any Recorded Matters or any mortgage, trust deed or other instrument encumbering the Building, the Lot and/or the Park; (i) is not, at a minimum, in accordance with Landlord's Building Standards (defined below); (j) would increase the Tenant Improvement Costs (defined in Section 9 below) by more than fifty percent (50%) from the cost originally estimated and anticipated by the parties; or (k) would delay completion of the Final Drawings, the Approved Final Drawings and/or the Tenant Improvements. The foregoing reasons, however, shall not be the only reasons for which Landlord may reasonably withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work, the Initial Plans or any other plans, specifications, drawings or other items associated with the Work or any Change Request nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the design of the Work and the Approved Final Drawings are adequate to fully meet the needs and requirements of Tenant's use and intended operations of its business within the Premises.

4.  Final Drawings and Approved Final Drawings.  If necessary for the
    ------------------------------------------
performance of the Work, and to the extent not already included as part of the Initial Plans to be attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Final Drawings") based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant's Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord and Landlord's architect, engineer and other representatives and Tenant shall furnish within ten (10) days after any request therefor, all information required by Landlord or Landlord's architect, engineer or other representatives for completion of the Final Drawings. So long as the Final Drawings are substantially consistent with the Initial Plans, Tenant shall approve the Final Drawings within ten (10) days after receipt of same from Landlord subject to changes requested by Tenant. Tenant's failure to approve or disapprove such Final Drawings within the foregoing ten (10) day time period, shall be conclusively deemed to be disapproval of same by Tenant. If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans, Tenant shall, within the aforementioned ten (10) day period, deliver to Landlord written notice of its disapproval and Tenant shall specify in such written notice, in reasonable detail the matters disapproved, the reasons for such disapproval, and, if possible, the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans. Any additional costs associated with such requested changes or revisions shall be included as part of the Tenant Improvement Costs (defined below). The foregoing procedure shall be followed by the parties until the Final Drawings are acceptable to both Landlord and Tenant. Landlord and Tenant shall indicate their approval of the Final Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings (the "Approved Final Drawings"). A true and complete copy of the Approved Final Drawings shall be attached to the Lease as Exhibit B-1 and shall
                                                          -----------
be made a part hereof. Any changes or revisions to the Approved Final Drawings requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of Section 3 above. If Landlord approves such requested changes or revisions, Landlord shall cause the Approved Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Approved Final Drawings as revised and replace and attach a true and complete copy thereof to the Lease as Exhibit B-1. Landlord
                                                        -----------
and Tenant hereby covenant to each other to cooperate with each other and to act reasonably in the preparation and approval of the Final Drawings and the Approved Final Drawings.

5.  Performance of Work.  As soon as practicable after Tenant and Landlord
    -------------------
approve the Approved Final Drawings, Landlord shall submit the Approved Final Drawings to the governmental authorities having rights of approval over the Work and shall apply for the necessary approvals and building permits. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this Exhibit B, and further subject to the provisions of Section 10
           ---------
hereof, as soon as practicable after Landlord or its representatives have received all necessary approvals and building permits, Landlord will put the Approved Final Drawings out for bid to several licensed and insured general contractors. The Tenant Improvements shall be constructed by a general contractor selected by Landlord and reasonably acceptable to Tenant (the "General Contractor"). Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements, as soon as practicable after selection of the General Contractor. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Work using the standard of materials shown in the Approved Final Drawings ("Building Standards"). Landlord shall cause three (3) general contractors to bid for construction of the Tenant Improvements. If Tenant so desires, Tenant may also select a general contractor, reasonably acceptable to Landlord, to bid the work. All bids will be opened and reviewed together with Tenant's representative. The general contractor to construct the Tenant Improvements (the "General Contractor") shall be subject to the reasonable approval of Tenant.

6.  Substantial Completion.  Landlord shall cause the General Contractor to
    ----------------------
Substantially Complete (defined below) the Tenant Improvements in accordance with the Approved Final Drawings by the Commencement Date of the Lease as set forth in Section 2 of the Lease (the "Completion Date"), subject to delays due to (a) acts or events beyond Landlord's control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies, delays on the part of governmental agencies, delays in obtaining permits or approvals from governmental agencies and inclement weather (including rain delays), (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the control of Landlord, the General Contractor or any subcontractors, (d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements (except to the extent such changes are directly attributable to Tenant's use or Tenant's particular tenant improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any Tenant Delays (defined in Section 7 below). The Tenant Improvements shall be deemed substantially complete on the date that (i) the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permit(s), (ii) on which the General Contractor delivers to both Landlord and Tenant a certificate of substantial completion wherein the General Contractor shall certify to both Landlord and Tenant that the Tenant Improvements have been substantially completed in accordance with the Approved Final Drawings, or (iii) on which Tenant first takes occupancy of the Premises and actually commences the conduct of its operations from the Premises, whichever occurs first ("Substantial Completion", or "Substantially Completed", or "Substantially Complete"). Tenant hereby acknowledges and agrees that the term "Substantial Completion" of the Tenant Improvements as used herein will not include the completion of any work
                                        ---
associated with Tenant's Installations, including without limitation, Tenant's storage requirements, Tenant's data equipment and telecommunication systems, and work related to any requirements of governmental and regulatory agencies with respect to any of Tenant's Installations. If the Work is not deemed to be Substantially Completed on or before the scheduled Completion Date, (i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect,
(iii) Landlord shall not be deemed to be in breach or default of the Lease or this Exhibit B as a result thereof and Landlord shall have no liability to
     ---------
Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise), and (iv) except in the event of any Tenant Delays (which notwithstanding anything to the contrary contained in the Lease will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord), the Commencement Date and the Expiration Date of the Term of the Lease shall be extended commensurately by the amount of time attributable to any Force Majeure Delays. In such event, Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to the Lease.
                                                      ---------
Subject to the provisions of Section 10.2 of the Lease, the Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant.

7.  Tenant Delays.  There shall be no extension of the scheduled Commencement
    -------------
Date or Expiration Date of the Term of the Lease (as otherwise permissibly extended in accordance with the provisions of Section 6 above) if the Work has not been Substantially Completed by the scheduled Commencement Date due to any delay attributable to Tenant and/or any of Tenant's Representatives or Tenant's acts or omissions or otherwise relating to intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described events or occurrences: (a) delays related to changes made or requested by Tenant to the Work, the Final Drawings and/or the Approved Final Drawings; (b) the failure of Tenant to furnish timely all or any plans, drawings, specifications, finish details or other information required under Sections 3 and 4 above; (c) the failure of Tenant to comply with the requirements of Section 10 below; (d) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (e) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's particular use or Tenant's particular tenant improvements; (f) the completion of any work associated with Tenant's Installations, including without limitation, Tenant's storage requirements, Tenant's data equipment and telecommunication systems, and work related to any requirements of governmental and regulatory agencies with respect to any of Tenant's Installations; (g) the performance of any additional work pursuant to a Change Request that is initiated by Tenant; (h) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant during the period prior to the Commencement Date, including, without limitation, any failure to complete or any delay in the completion of such work; and/or (i) any and all delays caused by or arising from the acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever, including, but not limited to, any and all revisions to the Approved Final Drawings and Approved Final Drawings. Notwithstanding anything to the contrary contained in the Lease, any delays in the construction of the Tenant Improvements due to any Tenant Delays, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials. Notwithstanding the above, Landlord must provide written notice to Tenant of any Tenant Delay and/or Force Majeure Delay promptly after the event constituting a Tenant Delay or Force Majeure Delay occurs and such notice must include a reasonable estimation of the length of the delay, all of which shall be subject to the reasonable approval of Tenant.

8.  Tenant Improvement Allowance.  Subject to the provisions of this Exhibit B,
    -----------------------------                                    ---------
Landlord shall provide to Tenant an allowance for the planning and construction of the Tenant Improvements including the Work to be performed in the Premises, as described in the Initial Plans and the Approved Final Drawings, in the amount of One Million Five Hundred Sixty Four Thousand Nine Hundred Fifty and 00/100 Dollars ($1,564,950.00) (the "Tenant Improvement Allowance") based upon an allowance of Thirty and 00/100 Dollars ($30.00) per rentable square foot for approximately 52,165 rentable square feet of the Premises to be improved, as described in the Initial Plans and the Approved Final Drawings. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall only be used for tenant improvements typically installed by Landlord in office and research and development buildings. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 10 below.

9.  Tenant Improvement Costs.  The Tenant Improvements' cost (the "Tenant
    ------------------------
Improvement Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

    (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans, the Final Drawings and the Approved Final Drawings) for the Building lobby and Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

    (b) All engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

    (c) All costs of obtaining building permits and other necessary authorizations and approvals from all local governmental authorities and all other applicable agencies and entities having jurisdiction thereof;

    (d) All costs of interior design and finish schedule plans and specifications including as-built drawings, if applicable;

    (e) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit to the general contractor, the cost of all on-site supervisory and administrative staff for the general contractor, office, equipment and temporary services rendered by Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

    (f) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Approved Final Drawings;

    (g) Utility connection fees;

    (h) Inspection fees and filing fees payable to local governmental authorities, if any;

    (i) All costs of all permanently affixed equipment and non-trade fixtures provided for in the Approved Final Drawings, including the cost of installation; and,

    (j) A construction management fee payable to Landlord in the amount of three percent (3%) of all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises and the Building.

10. Change Requests.  No changes or revisions to the Approved Final Drawings
    ---------------
shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the Approved Final Drawings and/or for any work other than the Work described in the Approved Final Drawings ("Change Requests") and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant's sole cost and expense, subject, however, to the following provisions of this Section 11.
Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s) and Change Order shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 10 above. Any delays associated with any Change Request or Change Order shall be considered a Tenant Delay. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and

Change Orders shall include without limitation, any architectural or design fees, Landlord's construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord and/or Landlord's consultants, and the General Contractor's price for effecting the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in the Approved Final Drawings. Landlord shall equitably adjust the amount of the Tenant Improvement Costs for any deletions in the scope of the Work.

11.  Termination.  If the Lease is terminated prior to the Completion Date, for
     -----------
any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within ten (10) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the demolition and/or removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building. Notwithstanding anything to the contrary contained herein, Landlord or Tenant shall have the right to terminate the Lease, upon written notice to Tenant, if Landlord is unable to obtain a building permit for the Tenant Improvements within one hundred eighty (180) days from the date the Lease is signed by Tenant.

12.  Tenant Access.  Landlord, in Landlord's reasonable discretion and upon
     -------------
receipt of a written request from Tenant and written confirmation from the General Contractor that such limited entry will be in harmony with the General Contractor's work schedule with respect to the Tenant Improvements, may grant Tenant a license to have access to the Premises at least two weeks prior to the Completion Date to allow Tenant to do other work required by Tenant to install the Tenant Installations and to otherwise make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

     (a) Tenant shall give to Landlord a written request to have such access not less than ten (10) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) if requested by Landlord, copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; and (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds).

     (b) Tenant shall indemnify, defend and hold the Indemnitees harmless from and against any and all claims, liens, actions, costs, expenses (including without limitation, attorneys' fees and costs), penalties, fines, and damages arising from or related to, in any manner whatsoever, the Tenant's Pre-Occupancy Work pursuant to the terms of the Lease.

     (c) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to scheduling by Landlord.

     (d) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the Work and any additional work pursuant to approved Change Orders, Landlord's work in other areas of the Building or the Park, or the general operation of the Park. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon one business days' prior written notice to Tenant.

     (e) Any such entry into and limited occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage that may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the Term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved Change Orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees for which the waiver of subrogation is not applicable or to the extent insurance is not available. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, after delivery to Tenant of prior notice that such extra costs are reasonably anticipated by Landlord to be incurred Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

13.  Lease Provisions; Conflict.  The terms and provisions of the Lease, insofar
     --------------------------
as they are applicable, in whole or in part, to this Exhibit B, are hereby
                                                     ---------
incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this Exhibit B, the terms of this Exhibit B shall
                            ---------                    ---------
prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

14.  Warranty.  Effective upon the Commencement Date, Landlord warrants that (i)
     --------
construction of the Tenant Improvements was performed in accordance with all Laws and the Approved Final Plans and in a good and workmanlike manner, and (ii) all material and equipment installed conformed to the Approved Final Plans and was new, of good quality and in good operating condition.

                          Exhibit C to Lease Agreement
                              Rules & Regulations



This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C
                                                                      ---------
to that certain Lease Agreement dated October 18, 1999 (the "Lease"), by and between WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and Genesis Microchip Corporation, a California corporation ("Tenant") for the leasing of certain premises located at 2150 Gold Street, San Jose, California (the "Premises"). The terms, conditions and provisions of this

EXHIBIT C are hereby incorporated into and are made a part of the Lease.  Any
---------
capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:


1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas overnight.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park.

6. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other Tenants.

7. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

8. No person shall go on the roof without Landlord's permission, except as permitted in the Lease.

9. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

10. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

11. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

12. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

13. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

14. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort outside the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

15. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing, except as required under applicable law.

16. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

                                   Exhibit E
                  Hazardous Materials Disclosure Certificate


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of
Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:  WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP,
           a Delaware limited partnership
           c/o Legacy Partners Commercial, Inc.
           101 Lincoln Centre Drive, Fourth Floor
           Foster City, California 94404
           Attn:  Portfolio Vice President
           Phone: (650) 571-2200

Name of (Prospective) Tenant:  Genesis Microchip Corporation

Mailing Address: _____________________________________________________________
______________________________________________________________________________

Contact Person, Title and Telephone Number(s): _______________________________

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s): _________________________________________________________
______________________________________________________________________________

Address of (Prospective) Premises: ___________________________________________

Length of (Prospective) Initial Term: ________________________________________
______________________________________________________________________________

1.  General Information:

    Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.
    _______________________________________________________________________
    _______________________________________________________________________


2.  Use, Storage and Disposal of Hazardous Materials

    2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

         Wastes               Yes [  ]       No [  ]
         Chemical Products    Yes [  ]       No [  ]
         Other                Yes [  ]       No [  ]

         If Yes is marked, please explain: ____________________________________
         ______________________________________________________________________
         ______________________________________________________________________

    2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.  Storage Tanks and Sumps

    3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities.

         Yes [  ]    No [  ]

         If yes, please explain: ____________________________________________
         ____________________________________________________________________
         ____________________________________________________________________

4.  Waste Management

    4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

         Yes [   ]    No [   ]

    4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

         Yes [   ]    No [   ]

         If yes, attach a copy of the most recent report filed.

5.  Wastewater Treatment and Discharge

    5.1  Will your company discharge wastewater or other wastes to:

         _____ storm drain?      _____ sewer?
         _____ surface water?    _____ no wastewater or other wastes discharged.

         Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

         ____________________________________________________________________
         ____________________________________________________________________

    5.2  Will any such wastewater or waste be treated before discharge?

         Yes [   ]    No [   ]

         If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

         ____________________________________________________________________
         ____________________________________________________________________

6.  Air Discharges

    6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

         Yes [   ]    No [   ]

         If yes, please describe:  __________________________________________
         ____________________________________________________________________
         ____________________________________________________________________

    6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

         _____ Spray booth(s)    _____ Incinerator(s)
         _____ Dip tank(s)       _____ Other (Please describe)
         _____ Drying oven(s)    _____ No Equipment Requiring Air Permits

         If yes, please describe: ___________________________________________
         ____________________________________________________________________
         ____________________________________________________________________

7.  Hazardous Materials Disclosures

    7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing Tenants should indicate whether or not a Management Plan is required and has been prepared.

         Yes [   ]    No [   ]

         If yes, attach a copy of the Management Plan. Existing Tenants should attach a copy of any required updates to the Management Plan.

    7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

         Yes [   ]    No [   ]

         If yes, please explain: ____________________________________________
         ____________________________________________________________________
         ____________________________________________________________________

8.  Enforcement Actions and Complaints

    8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

         Yes [   ]    No [   ]

         If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
         Section 29 of the signed Lease Agreement.

         ____________________________________________________________________
         ____________________________________________________________________

    8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

         Yes [   ]    No [   ]

         If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

         ____________________________________________________________________
         ____________________________________________________________________

    8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

         Yes [   ]    No [   ]

         If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

         ____________________________________________________________________
         ____________________________________________________________________

9.  Permits and Licenses

    9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)________, acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.


(Prospective) Tenant:

By:    ________________________
Title: ________________________
Date:  ________________________

                                   Exhibit F
                      First Amendment to Lease Agreement
                          Change of Commencement Date



This First Amendment to Lease Agreement (the "Amendment") is made and entered into to be effective as of _______________, by and between _________________ _____________________________ ("Landlord"), and ________________________
("Tenant"), with reference to the following facts:


                                   Recitals

A. Landlord and Tenant have entered into that certain Lease Agreement dated ___________ (the "Lease"), for the leasing of certain premises containing approximately __________ rentable square feet of space located at ____________________________, California (the "Premises") as such Premises are more fully described in the Lease.

B.  Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

    1. Recitals: Landlord and Tenant agree that the above recitals are true and correct.

    2.  The Commencement Date of the Lease shall be ________________________.

    3.  The last day of the Term of the Lease (the "Expiration Date") shall be
______________.

    4.  The dates on which the Base Rent will be adjusted are:

        for the period ________ to _______ the monthly Base Rent shall be $__________;
        for the period ________ to _______ the monthly Base Rent shall be $__________; and
        for the period ________ to _______ the monthly Base Rent shall be $__________.

    5.  Effect of Amendment: Except as modified herein, the terms and conditions
        -------------------
of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

    6.  Definitions:  Unless otherwise defined in this Amendment, all terms not
        -----------
defined in this Amendment shall have the meaning set forth in the Lease.

    7.  Authority:  Subject to the provisions of the Lease, this Amendment
        ---------
shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

    8. The terms and provisions of the Lease are hereby incorporated in this Amendment.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

[PROPERTY MANAGER: Please provide Tenant information and Word Processing will complete the signature block]

                                   Exhibit G
                                 Sign Criteria

                                To be attached



[Diagram of side view of building]

TYPICAL FUTURE TENANT WALL SIGN - ELEVATION

TENANT ALLOWED ONE SIGN ON EXTERIOR WALL, NOT TO EXCEED ONE SIGN PER BUILDING FRONTAGE, THREE FRONTAGES MAXIMUM
OVERALL SIGN SIZE NOT TO EXCEED 100 SQUARE FEET PER FRONTAGE
SIGN TO HAVE 6" VERTICAL CLEARANCE TOP AND BOTTOM FROM EDGES OF WALL PANEL SECTIONS
SIGNS TO BE INDIVIDUAL CHANNEL LETTER FABRICATION, EITHER ILLUMINATED WITH INTERNAL NEON, OR NON-ILLUMUNATED
CORPORATE NAME AND/OR LOGO ONLY, IN CORPORATE COLORS

                                   Exhibit H

            Subordination, Non-Disturbance and Attornment Agreement

This Subordination, Non-Disturbance and Attornment Agreement (this "Agreement") dated ________, 19__, is made among ____________________________________,
_____________________________________________, ("Tenant"), ____________________
___________________________ _____________________________________ ("Landlord"),
and _________________________________ ____________________________________
("Mortgagee").

  WHEREAS, Mortgagee is the owner of a promissory note (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Note") dated _______________, 19__, executed by Landlord, payable to the order of Mortgagee, in the principal face amount of $________________, bearing interest and payable as therein provided, secured by, among other things, a Deed of Trust (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the "Deed of Trust"), recorded in the office of the County Clerk of ______________ County, California, covering, among other property, the land (the "Land") described in Exhibit "A" which is attached hereto and incorporated herein by reference, and the improvements (the "Improvements") thereon (such Land and Improvements being herein together called the "Property");

  WHEREAS, Tenant and Landlord executed a certain Lease Agreement dated ____________, 19__, (herein, as it may from time to time be renewed, extended, amended or supplemented, called the "Lease"), covering a portion of the Property (said portion being herein referred to as the "Premises"); and

  WHEREAS, the term "Landlord" as used herein means the present landlord under the Lease or, if the landlord's interest is transferred to any manner, the successor(s) or assign(s) occupying the position of landlord under the Lease at the time in question;

  THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

  1.  Subordination.  Tenant agrees and covenants that the Lease and the rights
      -------------
of Tenant thereunder, all of Tenant's right, title and interest in and to the property covered by the Lease, and any lease hereafter executed by Tenant covering any part of the Property, are and shall be subordinate and inferior to
(a) the Deed of Trust and the rights of Mortgagee thereunder, and all right, title and interest of Mortgagee in the Property, and (b) all other security documents now or hereafter securing payment of any indebtedness of the Landlord (or any prior Landlord) to Mortgagee which cover or affect the Property (the "Security Documents"). This Agreement is not intended and shall not be construed to subordinate the Lease to any mortgage, deed of trust or other security document other than those referred to in the preceding sentence, securing the indebtedness to Mortgagee. Without limitation of any other provision hereof, Mortgagee may, at its option and without joinder or further consent of Tenant, Landlord, or anyone else, at any time after the date hereof subordinate the lien of the Deed of Trust (or any other lien or security interest held by Mortgagee which covers or affects the Property) to the Lease by executing an instrument which is intended for that purpose and which specifies such subordination; and, in the event of any such election by Mortgagee to subordinate, Tenant will execute any documents required to evidence such subordination; provided however, notwithstanding that the Lease may be unilateral subordination by Mortgagee hereafter be made superior to the lien of the Deed of Trust, the provisions of the Deed of Trust relative to the rights of Mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or insurance payable to reason of damage to or destruction of the Premises shall be prior and superior to and shall control over any contrary provisions in the Lease.

  2.  Non-Disturbance.  Mortgagee agrees that so long as the Lease is in full
      ---------------
force and effect and Tenant is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default),

      (a) Tenant's possession of the Premises under the Lease shall not be disturbed or interfered with by Mortgagee in the exercise of any of its rights under the Mortgage, including any foreclosure or conveyance in lieu of foreclosure, and

      (b) Mortgagee will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Mortgage.

  3.  Attornment.
      ----------

      (a) Tenant covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Property by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Mortgagee if it is such purchaser or transferee, being herein called "New Owner"), Tenant shall attorn to the New Owner as Tenant's new landlord, and agrees that the Lease shall continue in full force and effect as a direct lease between Tenant and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Lease and this Agreement, except for provisions which are impossible for Mortgagee to perform; provided, however, that in no event shall the New Owner be:

           (i) liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Landlord) or obligations accruing prior to New Owner's actual ownership of the property; (other than for a default by Landlord arising from Landlord's failure to perform any maintenance or repair obligation required of Landlord under the Lease if, and only if, (i) Tenant has provided New Owner with written notice of such default and an opportunity to cure the same in accordance with the requirements of Section 5 hereof prior to exercising any of Tenant's rights under the Lease, (ii) Tenant duly exercises its rights under the Lease to cure such default by making such repairs or performing such maintenance to the Premises or the Building on behalf of Landlord (1) in compliance with all applicable laws (2) with materials of a quality and grade at least as equal to that in place as of the date of delivery of the Premises to Tenant, and (3) without interference with the rights of other tenants of the Property, (iii) the total liability for such default shall not exceed the fair and reasonable cost to Tenant to make such repairs or perform such maintenance on Landlord's behalf);

           (ii) subject to any offset, defense, claim or counterclaim which Tenant might be entitled to assert against any previous landlord (including Landlord); except with respect to offsets arising from Tenant's repairs to or maintenance of the Premises or the Building in accordance with subparagraph (i) above;

           (iii) bound by any payment of rent, additional rent or other payments, made by Tenant to any previous landlord (including Landlord) for more than one (1) month in advance;

           (iv) bound by any amendment, or modification of the Lease hereafter made, or consent by any previous landlord (including Landlord) under the Lease to any assignment or sublease hereafter granted, without the written consent of Mortgagee; or

           (v) liable for any deposit that Tenant may have given to any previous landlord (including Tenant) which has not, as such, been transferred to New Owner.

      (b) The provisions of this Agreement regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, any instrument or certificate which, in the reasonable judgement of Landlord or of such holder(s), may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, including, if requested, a new lease of the Premises on the same terms and conditions as the Lease for the then unexpired term of the Lease including the Extended Term, if any.

  4.  Estoppel Certificate.  Tenant agrees to execute and deliver from time to
      --------------------
time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, a certificate regarding the status of the Lease in a form reasonably acceptable to Tenant, consisting of statements, if true (or if not, specifying why not), (a) that the Lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the Lease, (d) the nature of any amendments or modifications of the Lease, (e) that no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the Lease, and (f) such other matters as may be reasonable requested.

  5.  Acknowledgement and Agreement by Tenant.  Tenant acknowledges and agrees
      ---------------------------------------
as follows:

      (a) Tenant acknowledges that Landlord will execute and deliver to Mortgagee in connection with the financing of the Property the Deed of Trust which assigns the rent and all other sums due under the Lease to Mortgagee. Tenant hereby expressly consents to such [absolute assignment] [collateral assignment] and agrees that such assignment shall, in all respects, be superior to any interest Tenant has in the Lease of the Property, subject to the provision of the Agreement. Tenant will not amend, alter, terminate, or waive any provision of, or consent to the amendment, alteration, termination or waiver of any provision of the Lease without the prior written consent of Mortgagee, and no termination of the Lease, whether pursuant to the terms of the Lease or otherwise, will be effective without prior written consent of Mortgagee. Tenant shall not prepay any rents or other sums due under the lease for more than one
(1) month in advance of the due date therefor. Tenant acknowledges that Mortgagee will rely upon this instrument in connection with such financing.

      (b) Mortgagee, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

      (c) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to the Mortgagee; and (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee and following tile time when Mortgagee shall have become entitled under the Mortgage to remedy the same, but in any event 30 days after receipt of such notice or such longer period of time as may be necessary to cure or remedy such default, act, or omission including such period of time necessary to obtain possession of the Property and thereafter cure such default, act, or omission, during which period of time Mortgagee shall be permitted to cure or remedy such default; act or omission; provided, however that Mortgagee shall have no duty or obligation to cure or remedy any beach of default. It is specifically agreed that Tenant shall not, as to Mortgagee, require cure of any such default which is personal to Landlord, and therefore not susceptible to cure by Mortgagee.

      (d) In the event that Mortgagee notifies Tenant of a default under the Mortgage, Note, or Security Documents and demands that Tenant pay its rent and all other sums due under the Lease directly to Mortgagee, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease directly to Mortgagee or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Security Documents or otherwise in connection with the Note, and notwithstanding any contrary instructions of or demands from Landlord.

      (e) Tenant shall send a copy of any notice or statement under the Lease to Mortgagee at the same time such notice or statement is sent to Landlord.

      (f) Tenant has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Mortgagee.

      (g) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement and Tenant waives any requirement to the contrary in the Lease.

      (h) Mortgagee and any New Owner shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property, including, but not limited to, any provisions relating to exclusive or non-conforming uses or rights, renewal options and options to expand, and in the event of such a conflict, Tenant shall have no right to cancel the Lease or take any other remedial action against Mortgagee or New Owner, or against any other party for which Mortgagee or any New Owner would be liable.

      (i) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease.

      (j) Mortgagee and any New Owner shall have no obligation nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

      (k) In the event that Mortgagee or any New Owner shall acquire title to the Premises or the Property, Mortgagee or such New Owner shall have no obligation, nor incur any liability, beyond Mortgagee's or New Owner's then equity interest, if any, in the Property or the Premises, and Tenant shall look exclusively to such equity interest or Mortgagee or New Owner, if any, for the payment and discharge of any obligations imposed upon Mortgagee or New Owner hereunder or under the Lease or for recovery of any judgement from Mortgagee, or New Owner, and in no event shall Mortgagee, New Owner, nor any of their respective officers, directors, shareholders, agents, representatives, servants, employees or partners ever by personally liable for such judgement.

      (l) Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease in the event of any default by Tenant in the payment of rent and/or any other sums due under the Lease or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed.

      (m) Landlord has not agreed to any abatement of rent or other sums or period of "free rent" for the Premises unless same is specifically provided in the Lease, and Tenant agrees that in the event Mortgagee, or any New Owner becomes the owner of the Property, no agreement for abatement of rent or any other sum not specifically provided in the Lease will be binding on Mortgagee or New Owner.

      (n) Tenant have never permitted, and will not permit, the generation, treatment, storage or disposal of any hazardous substance as defined under federal, state, or local law, on the Premises or Property except for such substances of a type and only in a quantity normally used in connection with the occupancy or operation of buildings (such a non-flammable cleaning fluids and supplies normally used in the day to day operation of first class [office or retail establishments]) which substances are being held, stored, and used in strict compliance with federal, state, and local laws. Tenant shall be solely responsible for and shall reimburse Landlord for any loss, liability, claim or expense, including without limitation, cleanup and all other expenses, that Landlord may incur by reason of Tenant's violation of the requirements of this Paragraph 5(n).

  6.  Acknowledgement and Agreement by Landlord.  Landlord, as landlord under
      -----------------------------------------
the Lease and grantor under the Mortgage, acknowledges and agrees for itself and its heirs, representative, successors and assigns, that: (a) this Agreement does not constitute a waiver by Mortgagee of any of its rights under the Mortgage, Note, or Security Documents, or in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, or Security Documents remain in full force and effect and must be complied with by Landlord; and (c) Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Mortgagee upon receipt of a notice as set forth in paragraph 5(d) above from Mortgagee and that Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage, Security Documents or otherwise is connection with the Note. Landlord hereby releases and discharges Tenant of and from any liability to Landlord resulting from Tenant's payment to Mortgagee in accordance with this Agreement. Landlord represents and warrants to Mortgagee that a true and complete copy of the Lease has been delivered by Landlord to Mortgagee.

  7.  Lease Status.  Landlord and Tenant certify to Mortgagee that neither
      ------------
Landlord nor Tenant has knowledge of any default on the part of the other under the Lease, and the Lease is bona fide and contains all of the agreements of the parties thereto with respect to the letting of the Premises and that all of the agreements and provisions therein contained are in full force and effect.

  8.  Notices.  All notices, requests, consents, demands and other
      -------
communications required or which any parties desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram, telex, or facsimile, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Paragraph 8 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the lease or in any document evidencing, securing or pertaining to the loan evidenced by the Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

  9.  Miscellaneous.
      -------------

      (a)  This Agreement supersedes any inconsistent provision of the Lease.

      (b) Nothing contained in this Agreement shall be construed to derogate from in any way impair, or affect the lien, security interest or provisions of the Mortgage, Note, or Security Documents.

      (c) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Mortgagee, all obligations and liabilities of the assigning Mortgagee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Mortgagee's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Mortgagee.

      (d) THIS AGREEMENT AND, ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY, THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED NECESSARILY CONTROL.

      (e) The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

      (f) This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

      (g) If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegibility, or unenforceability did not exist.

      (h) If any bankruptcy proceedings shall hereafter commence with respect to Landlord, and if the Lease is rejected by the trustee pursuant to section 365
(L) of the United States Bankruptcy Code, Tenant agrees with Mortgagee (i) not to treat such lease as terminated, and (ii) to remain in possession of the Premises.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Address or Mortgagee:                      Mortgagee:
_______________________________________    By:   ______________________________
_______________________________________
_______________________________________    Its:  ______________________________

Attention: ____________________________    Date: ______________________________

Address of Tenant:                         Tenant:
_______________________________________    By:   ______________________________
_______________________________________
_______________________________________    Its:  ______________________________

Attention: ____________________________    Date: ______________________________

Address of Landlord:                       Landlord:

c/o Legacy Partners Commercial, Inc.       ____________________________________,
101 Lincoln Centre Drive, Fourth Floor     ____________________________________
Foster City, California 94404
Attention: ____________________________    By:   ______________________________

                                           Its:  ______________________________

                                           Date: ______________________________

                                   Exhibit J
                                   Guaranty


IN CONSIDERATION of and as an inducement for the granting, execution and delivery by WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, as landlord ("Landlord"), of the Lease Agreement (the "Lease") dated October 18, 1999, with Genesis Microchip Corporation, a California corporation, as tenant ("Tenant"), relating to the leasing and use of those certain premises located at 2150 Gold Street, San Jose, California 95002, as more particularly described in the Lease (the "Premises"), the undersigned, Genesis Microchip Inc., a Canadian corporation ("Guarantor"), hereby covenants and agrees as follows:

1. Guarantor unconditionally and irrevocably guarantees to Landlord the full and prompt payment of Rent (as such term is defined in the Lease) and any and all other sums and charges payable by Tenant under the Lease, and hereby unconditionally and irrevocably guarantees the full, faithful and timely performance and observance of all the covenants, terms, conditions and agreements required to be performed and observed by Tenant under the Lease and any amendment, modification or renewal thereof.

2. Guarantor hereby covenants and agrees to and with Landlord that if a default shall at any time be made by Tenant in the payment of any such Rent or other such sums and charges payable by Tenant under the Lease, or if Tenant should default in the performance and observance of any of the terms, covenants, provisions or conditions contained in the Lease or, should Rent or other sums and charges not be paid or terms, covenants, provisions and conditions not be performed in the event of a Financial Proceeding (as defined in Paragraph 10 below), Guarantor shall and forthwith pay such Rent and other such sums and charges and any arrears thereof (including, without limitation, damages, interest, costs, fees, attorneys' fees and expenses) (collectively, the "Lease Amounts"), and shall and will forthwith pay all Lease Amounts that (a) may arise in connection with or otherwise relate to any default by Tenant under the Lease and/or any enforcement of this Guaranty, or (b) would have accrued under the Lease but for the commencement of a Financial Proceeding.

3. Guarantor's obligations under this Guaranty shall be binding on Guarantor's successors and assigns. All references in this Guaranty (a) to Landlord and Tenant shall include their successors, assigns or subtenants, as the case may be, (b) to Tenant, shall also include any entity created by or pursuant to any Financial Proceeding; and (c) to Tenant, shall include any successors in interest to Tenant (whether or not directly succeeding Tenant) by reason of an Event of Reorganization (as defined in Paragraph 10 below).

4. The provisions of the Lease may be changed by agreement between Landlord and Tenant without the consent of or notice to Guarantor. The provisions of the Lease may be changed by agreement between Landlord and any permitted assignee of Tenant or any subsequent assignee without the consent of or notice to Guarantor. The Lease may be assigned by Landlord or Tenant, and the Premises, or a portion thereof, may be sublet by Tenant, all in accordance with the provisions of the Lease, without the consent of or notice to Guarantor. This Guaranty shall guarantee the performance of the Lease so assigned. Without limiting the generality of the foregoing, Guarantor waives the rights and benefits of California Civil Code Sections 2819 and 2820 with respect to any change to the Lease between Landlord and Tenant, and with respect to any change to the Lease between Landlord and any permitted assignee of Tenant or any subsequent assignees, and agrees that by doing so Guarantor's liability shall continue even if (a) Landlord and Tenant alter any Lease obligations, or Landlord and any permitted assignee of Tenant or any subsequent assignees alter the Lease obligation, or (b) Guarantor's remedies or rights against Tenant are impaired or suspended without Guarantor's consent by such alteration of Lease obligations.

5. This Guaranty shall not be modified or affected by Landlord's failure or delay from time to time to enforce any of its rights under either the Lease or this Guaranty.

6. If Tenant breaches or otherwise is in default under the Lease, Landlord may proceed against either Guarantor or Tenant, or both, or Landlord may enforce against Guarantor or Tenant any rights that Landlord has under the Lease, in equity or under applicable law. If the Lease terminates and Landlord has any rights against Tenant after termination, Landlord may enforce those rights against Guarantor, without giving previous notice to Tenant or Guarantor. Guarantor hereby agrees that no notice of default need be given to Guarantor, it being specifically agreed and understood that this Guaranty of the undersigned is a continuing guarantee under which Landlord may proceed forthwith and immediately against Tenant or against Guarantor following any breach or default by Tenant.

7. Guarantor hereby waives all benefits and defenses under California Civil Code Sections 2845, 2848, 2849 and 2850, including without limitation: (a) the right to require Landlord to proceed against Tenant, proceed against or exhaust any security that Landlord holds from Tenant, or pursue any other remedy in Landlord's power; (b) any defense to its obligations hereunder based on the termination of Tenant's liability; (c) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty; and (d) all notices of the existence, creation, or incurring of new or additional obligations. Landlord shall have the right to enforce this Guaranty regardless of the acceptance of additional security from Tenant and regardless of the release or discharge of Tenant by Landlord or by others, or by operation of any law.

8. The obligations of Tenant under the Lease to execute and deliver estoppel certificates and applicable financial statements, if any, shall be interpreted to also require such documents from Guarantor with respect to this Guaranty within the same time periods prescribed in the Lease, except that such certificates and statements shall be with regard to the Guaranty, not the Lease.

9. Guarantor's liability hereunder shall continue until all sums due and owing Landlord under the Lease have been paid and all obligations of Tenant to be performed under the Lease have been performed, all to the satisfaction of Landlord.

10. The obligations of Guarantor under this Guaranty shall remain in full force and effect and Guarantor shall not be discharged by any of the following events with respect to Tenant or Guarantor: (a) insolvency, bankruptcy, reorganization arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up or dissolution (each, a "Financial Proceeding"); (b) any merger, acquisition, consolidation or change in entity structure, or any sale, lease, transfer, or other disposition of any entity's assets, or any sale or other transfer of interests in the entity (each, an "Event of Reorganization"); or (c) any sale, exchange, assignment, hypothecation or other transfer, in whole or in part, of Landlord's interest in the Premises or the Lease. Nothing in this Paragraph 10 shall diminish the effect of any subsequent written agreement between Guarantor and Landlord.

11. Guarantor hereby represents and warrants that it has executed this Guaranty based solely on its independent investigation of Tenant's financial condition. Guarantor hereby assumes responsibility for keeping informed of Tenant's financial condition and all other circumstances affecting Tenant's performance of its obligations under the Lease. Absent a written request for such information by Guarantor, Landlord shall have no duty to advise Guarantor of any information known to it regarding such financial condition or circumstances.

12. Guarantor further agrees that it may be joined in any action against Tenant in connection with the said obligations of Tenant and recovery may be had against Guarantor in any such action. Guarantor hereby expressly waives the benefits and defenses under California Civil Code Sections 2821, 2839, 2847, 2848, 2849 and 2855 to the fullest extent permitted by applicable law.
Guarantor agrees not to exercise any of its rights of subrogation or reimbursement against Tenant until after all amounts due and owing under the Lease have been paid. If the foregoing waiver is determined by a court of competent jurisdiction to be void or voidable, Guarantor agrees to subordinate its rights of subrogation and reimbursement against Tenant to Landlord's rights against Tenant under the Lease.

13. Guarantor hereby represents and warrants that, as of the date of the execution of this Guaranty by Guarantor, there is no action or proceeding pending or, to Guarantor's knowledge after due inquiry, threatened against Guarantor before any court or administrative agency which could adversely affect the Guarantor's financial condition. The foregoing representation and warranty shall survive the execution and delivery of this Guaranty and is expressly made for the benefit of Landlord, and Landlord's partners, lenders, representatives, successors and assigns.

14. This Guaranty shall be one of payment and performance and not of collection. If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include and be binding upon each and every one of the undersigned, and each of the undersigned shall be jointly and severally liable hereunder. If there is more than one undersigned Guarantor, Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

15. Guarantor shall indemnify, defend (with counsel acceptable to Landlord), protect and hold harmless Landlord, and Landlord's partners, lenders, representatives, successors and assigns from and against all liabilities, losses, claims, demands, judgments, expenses and costs (including all attorneys' fees and costs to enforce any of the terms of this Guaranty or otherwise awarded hereunder) arising from or in any way related to any failure by Tenant or Guarantor to pay Rent and any and all other sums and charges payable by Tenant under the Lease, or to fully, faithfully and timely perform and observe all the covenants, terms, conditions and agreements required to be performed and observed by Tenant under the Lease.

16. The term "Lease" whenever used in this Guaranty shall be deemed, and interpreted so as, to also include any renewals or extensions of the initial or renewal term(s), as the case may be, and any holdover periods thereunder.

17. All demands, notices and other communications under or pursuant to this Guaranty shall be in writing, and shall be deemed to have been duly given when personally delivered, or three (3) days after the date deposited in the United States Postal Service, first-class postage prepaid, certified with return receipt requested, or the delivery date designated for overnight courier services (e.g. Federal Express), addressed to the party at the address set forth below, or at such other address as may be hereafter designated in writing by either party to the other.

               Landlord:

               WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP
               c/o Legacy Partners Commercial, Inc.
               101 Lincoln Centre Drive, Fourth Floor
               Foster City, California  94404
               Attention:  Portfolio Vice President

               Guarantor:

               Genesis Microchip Corporation
               165 Commerce Valley Dr. W.
               Thornhill, Ontario, Canada L3T TV8
               Attention:  CFO

18. Guarantor hereby represents and warrants that is duly authorized to execute and deliver this Guaranty; that this Guaranty is binding on Guarantor in accordance with its terms; that the terms and provisions of this Guaranty are intended to be valid and enforceable in accordance with its terms; and that the signatory to this Guaranty is duly authorized to bind Guarantor and execute this Guaranty on Guarantor's behalf.

19. Landlord may assign this Guaranty in conjunction with the assignment of all or any portion of Landlord's interest in the Lease, without the necessity of obtaining Guarantor's consent thereto, and any such assignment shall not affect, or otherwise relieve, Guarantor from its obligations or liability hereunder. Guarantor may not assign or otherwise delegate any of its rights or obligations hereunder without first obtaining Landlord's written consent thereto, which consent may be withheld in Landlord's sole discretion. The terms and provisions of this Guaranty shall inure to the benefit of Landlord and Landlord's partners, lenders, representatives, successors and assigns. Guarantor hereby acknowledges that Landlord is relying upon Guarantor's covenants, representations and warranties contained in this Guaranty in entering into the Lease with Tenant, and Guarantor hereby undertakes to perform its obligations hereunder promptly and in good faith.

20. If all or any portion of the obligations guaranteed hereunder are paid or performed and all or any part of such payment or performance is avoided or recovered, directly or indirectly, from Landlord as a preference, fraudulent transfer or otherwise, then Guarantor's obligations hereunder shall continue and remain in full force and effect as to any such avoided or recovered payment or performance.

21. All representations and warranties by Guarantor contained herein or made in writing pursuant to this Guaranty are intended to and shall remain true and correct as of the time of execution of this Guaranty, shall be deemed to be material, shall survive the execution and delivery of this Guaranty, and shall be relied upon by Landlord and Landlord's partners, lenders, representatives, successors and assigns.

22. Guarantor hereby acknowledges and agrees that (i) California is the situs of the negotiation of the Lease and this Guaranty, (ii) the principal executive office of Landlord is in California, (iii) the Premises is located in California, (iv) all payments of Rent under the Lease and this Guaranty are to be made in California, (v) Tenant is a California corporation with principal offices in California, (vi) all negotiations with respect to this Guaranty and the Lease have taken place in California, and (vii) the execution and delivery of this Lease and this Guaranty. Therefore, the laws of the State of California shall govern the validity, performance and enforcement of this Guaranty, irrespective of California's conflict of law rules. Guarantor hereby expressly agrees that if any legal proceeding is initiated or otherwise commenced or brought for any matter or thing related to this Guaranty, the venue for such legal proceeding shall be in the County in which the Premises are situated and Guarantor hereby expressly agrees to the submission of such legal proceeding to such County of California forum. To the fullest extent permitted by law, Guarantor hereby expressly waives the benefits and requirements of any applicable conflicts of laws and/or choice of laws and expressly consents to the County of California jurisdictional requirement as set forth herein. In addition, Guarantor consents to the jurisdiction of any state or federal court located within the County in which the Premises are situated and irrevocably agrees that all actions or proceedings arising out or relating to the Lease and/or this Guaranty shall be litigated in such courts. Guarantor accepts generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty.
This Guaranty shall be subject to all valid applicable laws and official orders, rules and regulations, and, in the event this Guaranty or any portion thereof is found to be inconsistent with or contrary to any such laws or official orders, rules or regulations, the latter shall be deemed to control, and this Guaranty shall be regarded as modified and shall continue in full force and effect, provided, however, that nothing herein contained shall be construed as a waiver of any right to question or contest any such law, order, rule or regulation in any forum having jurisdiction in the Premises.

23. This Guaranty and any exhibits hereto constitute the entire agreement between the parties with respect to the matters covered herein and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

24. In the event Guarantor fails to perform any of its obligations under this Guaranty or in the event a dispute arises concerning the meaning or interpretation of any provision of this Guaranty, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs, expert fees, and reasonable attorneys' fees. Any dispute arising under or in connection with this Guaranty shall be litigated exclusively in the Municipal or Superior Court of the County in which the Premises is located, and no action may be brought in any other forum.

25.  Time is of the essence of this Guaranty.


     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be signed by its duly authorized representative or officer as of the date set forth below.


Guarantor:

GENESIS MICROCHIP CORPORATION,
a California corporation

By:   _________________

Its:  _________________

Date: _________________

                                  Addendum 1
                          Option to Extend the Lease

This Addendum 1 ("Addendum") is incorporated as a part of that certain Lease Agreement dated October 18, 1999 (the "Lease"), by and between Genesis Microchip Corporation, a California corporation ("Tenant"), and WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), for the leasing of those certain premises located at 2150 Gold Street, San Jose, California as more particularly described in Exhibit A to the Lease (the
                                             ---------
"Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1.  Grant of Extension Option.  Subject to the provisions, limitations and
    -------------------------
conditions set forth in Paragraph 5 below, Tenant shall have an Option ("Option") to extend the term of the Lease for five (5) years (the "Extended Term").

2.  Tenant's Option Notice.  If Landlord does not receive written notice from
    ----------------------
Tenant of its exercise of this Option on a date which is not more than two hundred seventy (270) days nor less than one hundred eighty (180) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this Option shall automatically terminate and shall be of no further force or effect.

3.  Establishing the Initial Monthly Base Rent for the Extended Term.  The
    ----------------------------------------------------------------
initial monthly Base Rent for the Extended Term shall be the then current market rent for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by and market concessions (if any) available to tenants for premises comparable to the Premises, and located within the competitive market area of the Premises as reasonably determined by Landlord.

If Landlord and Tenant are unable to agree on the Fair Rental Value for either the Extended Term, within ten (10) days of receipt by Landlord of the Option Notice for the Extended Term, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested commercial real estate broker (hereinafter "broker") with at least five (5) years' full-time commercial real estate brokerage experience in the geographical area of the Premises to set the Fair Rental Value for the Extended Term. If either Landlord or Tenant does not appoint a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Rental Value for the Extended Term. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) brokers are unable to agree within ten (10) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Rental Value. If they are unable to agree on the third broker, either Landlord or Tenant by giving ten (10) days' notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third broker who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one-half (1/2) of the cost of appointing the third broker and of paying the third broker's fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Rental Values submitted by the first two brokers as the Fair Rental Value for the Extended Term. Such third broker determination shall be binding on Landlord and Tenant. If either of the first two brokers fails to submit their opinion of the Fair Rental Value, then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the Extended Term.

Upon determination of the initial monthly Base Rent for the Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute an amendment to this Lease. Such amendment shall set forth among other things, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum unless Landlord and Tenant otherwise agree in writing.

4.  Condition of Premises and Brokerage Commissions for the Extended Term.  If
    ---------------------------------------------------------------------
Tenant timely and properly exercises this Option, in strict accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will be solely responsible for any and all brokerage commissions and finder's fees payable to any broker now or hereafter procured or hired by Tenant or who otherwise claims a commission based on any act or statement of Tenant ("Tenant's Broker") in connection with the Option; and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees to Tenant's Broker.

5.  Limitations On, and Conditions To, Extension Option.  This Option is
    ---------------------------------------------------
personal to Tenant or a Related Entity and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this Option shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant is in material default of any provision of the Lease on the date of the Option Notice; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease, except to a Related Entity; and/or
(3) Between the Lease Date and the time the Option Notice is delivered there has occurred a material and adverse change in Tenant's financial condition; and/or
(4) Tenant has failed to properly exercise this Option in a timely manner in strict accordance with the provisions of this Addendum; and/or (5) Tenant no longer has possession of all or any part of the Premises under the Lease (unless a Related Entity has possession of the Premises), or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

6.  Time is of the Essence.  Time is of the essence with respect to each and
    ----------------------
every time period described in this Addendum.

                                  Addendum 2
                             Right of First Offer


This Addendum 2 is incorporated as a part of that certain Lease Agreement dated October 18, 1999, by and between Genesis Microchip Corporation, a California corporation ("Tenant"), and WIX/NSJ REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), for the Premises located at 2150 Gold Street, San Jose, California (the "Premises").

During the initial term of the Lease only, Tenant shall have a one time First Offer to Lease ("Right of First Offer") to lease 2130 Gold Street, Suite 200, consisting of 14,067 sf ("Expansion Space #1), 2130 Gold Street, Suite 100, consisting of approximately 27,000 sf ("Expansion Space #2), and 2130 Gold Street, Suite 300, consisting of approximately 11,098 sf ("Expansion Space #3), adjacent to the Premises, and containing approximately 52,165 rentable square feet, located at 2150 Gold Street, San Jose, California, as outlined on Exhibit
                                                                        -------
A attached hereto and made a part hereof (the "Expansion Spaces").  Tenant's
-
Right of First Offer, as granted herein, is subject to the following conditions:

     i. Tenant's Right of First Offer shall be void if Tenant is currently in default in the performance of any of its obligations under the Lease; and

     ii. Tenant's Right of First Offer shall be subject to Landlord's reasonable review and approval of Tenant's guarantor then current financial condition.

     iii. Tenant's Right of First Offer shall be subject to the rights of the then existing tenants pursuant to their existing leases as such leases may be later modified, amended or extended.

Provided the above conditions are satisfied, if any of the Expansion Spaces become vacant, and Landlord desires to lease any of the Expansion Spaces, Landlord shall give Tenant written notice, by facsimile and by mail, of the estimated date upon which Landlord can deliver such space to Tenant, and the terms and conditions upon which Landlord is willing to lease the Expansion Space ("Landlord's Availability Notice"). Tenant shall notify Landlord within five
(5) business days following receipt of Landlord's Availability Notice of Tenant's election to lease all the Expansion Space upon those terms by written acceptance delivered to Landlord ("Election Notice"). If Tenant fails to notify Landlord of Tenant's election to lease the Expansion Space within the time specified herein, it shall be deemed that (i) Tenant has elected not to lease said Expansion Space; (ii) Landlord may thereafter enter into a Lease Agreement with a third party; and (iii) all rights under this Right of First Offer shall terminate and be of no further force and effect. Time is of the essence herein.

In the event Tenant exercises any of the Right of First Offers as herein provided, Tenant shall provide Landlord a non-refundable deposit, equivalent to the last month's rent for said Expansion Space and the parties shall have ten
(10) working days after Landlord receives the Election Notice and deposit from Tenant in which to execute an amendment to the Lease setting forth the agreed-upon terms. Upon full execution of an amendment for any of the Expansion Spaces, the non-refundable deposit shall be credited toward Base Rent or the security deposit for the Expansion Space, as agreed between the parties.

This Right of First Offer shall terminate and be of no force and effect if Tenant is in default of the performance of any of the covenants, conditions or agreements to be performed under this Lease at the time any Right of First Offer is offered; or the Premises are being subleased at the time of this Right of First Offer is offered except for any sublease entered into for the initial twenty-four (24) months of the Lease.

This Right of First Offer is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease.

Should Tenant exercise any of the Right of First Offers, Landlord and Tenant shall execute an amendment to this Lease, adding said Expansion Space to the Premises and adjusting the Base Rent and Tenant's proportionate share of the items set forth in Sections 6, 7, and 8 of this Lease. If Tenant does not elect to exercise the Right of First Offer granted herein, based upon the material terms proposed by Landlord, all rights under this Right of First Offer shall terminate and be of no further force and effect.

                                       1